OMB APPROVAL
OMB Number: 3235-0570
Expires: Oct. 31, 2006
Estimated average burden
hours per response: 19.3

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

REGISTRATION NO. 33-87498
811-08910

VINTAGE MUTUAL FUNDS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
1415 28th STREET, SUITE 200
WEST DES MOINES, IOWA 50266
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

AMY M. MITCHELL, TREASURER
VINTAGE MUTUAL FUNDS, INC.
1415 28th STREET, SUITE 200
WEST DES MOINES, IOWA 50266
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

VERA LICHTENBERGER	JOHN C. MILES, ESQ.
VINTAGE MUTUAL FUNDS, INC.	DONALD F. BURT, ESQ.
1415 28th STREET, SUITE 200	CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER LLP
WEST DES MOINES, IOWA 50266	1900 U.S. BANK BUILDING, 233 S. 13TH STREET
LINCOLN, NEBRASKA 68508

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 03/31/2005
DATE OF REPORTING PERIOD: 03/31/2005

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT FOR THE PERIOD ENDING MARCH 31, 2005.

Item 1. Reports to Stockholders

Message From the President	Vintage Mutual Funds, Inc.

Dear Valued Shareholder:
We are pleased to present this annual report for the Vintage Mutual Funds covering the 12-month period from April 1, 2004 through March 31, 2005. This report is prepared to provide you with information as to your funds’ performance, commentary from the funds’ managers, my investment outlook as Chief Investment Officer, and a review of your funds’ expenses. We encourage you to review this information and hope you will find it useful.
During this 12-month period the investment management team navigated through some difficult markets. This period represented the second consecutive year of positive stock market performance. Interesting enough, most of this past year’s performance came during the fourth quarter of 2004. The bond market offered another year of positive returns, although less than prior years. Opportunities for large returns in the bond sector, over the next several years, will be difficult as inflationary pressures are rising on the heels of stronger growth. The money market funds should continue to benefit while the Federal Reserve remains active at raising the Fed Funds target rate in an effort to balance growth and inflation.
With this volatility and uncertainty, we urge you to view the financial markets from a long-term perspective, measured in years rather than weeks or months. One of the best ways to ensure a long-term perspective is to establish an investment plan with the help of your investment advisor.
Lastly, I would like to take this time to thank you for your confidence and loyalty to Vintage. Our motivation on a day-to-day basis is driven by the desire to deliver strong and consistent performance on your behalf.
Sincerely,
Jeffrey D. Lorenzen, CFA
President, Vintage Mutual Funds, Inc.
The Vintage Mutual Funds are distributed by BISYS Fund Services Limited Partnership.
Shares of the Vintage Mutual Funds are NOT INSURED BY THE FDIC and are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., or any of its subsidiaries including Investors Management Group. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund’s portfolio is subject to change.
Information not authorized for distribution unless accompanied or preceded by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-798-1819 or visit the website: www.vintagefunds.com. Please read the prospectus carefully before investing.

Message From the Investment Advisor	Vintage Mutual Funds, Inc.

Dear shareholders:
This year the markets continued to send mixed signals about the US economy. The Federal Reserve (Fed) has raised rates seven meetings in a row. Typically, at this stage of the cycle, the Fed action would be near completion. However, with a relatively strong accommodative start, the Fed appears to be behind the curve on keeping inflation at bay. In past cycles, the Fed funds rate peaked at or above the level of Gross Domestic Product (GDP) growth, and at 3% or higher in real terms. We are just reaching positive territory for real rates and remain over a percent behind the level of the GDP growth. We believe the Fed has over a percent of Fed Fund rate increases left before it ends its accommodative stance.
Recent data is consistent with growth continuing to run above-trend pace. The consumer remains in the mood to spend. Retail sales have grown over 2.0% for the quarter. Expectations remain high for the consumer to continue at a similar pace for the remainder of the year. A rising wealth-to-income ratio, and solid growth in real after-tax income support these expectations.
The trends in employment remain very important to the consumer outlook. Most employment indicators are positive. The U.S. Manpower Inc. Employment survey continues to trend higher, U.S. payroll data remains near 200,000 new jobs monthly, and initial unemployment claims remain low. Employment data from both industrial and financial Performance Manufacturing Index (PMI) surveys points toward solid employment growth. Solid employment growth will continue to support consumer-spending patterns.
The manufacturing sector growth remains solid. Industrial production continues to rise and corporate mindsets appear to be shaking off their caution and favor borrowing again. Year-over-year growth in commercial and industrial loans has finally moved into positive territory and overall non-financial corporate borrowings have accelerated. Corporations have a strong need to replace aging capital, particularly high-tech equipment. Business sector confidence has finally revived, giving the economy the buoyancy it needs to sustain growth.
While most sectors of the economy appear bright, headwinds continue to raise concern about future growth. The first of these is oil. Oil prices have broken above $55 per barrel. Global demands have created a near-term supply and demand imbalance. While oil prices have remained persistently high, we expect pressures to subside. Crude oil inventories have been increasing in the wake of higher oil prices. We are nearing the 320 million barrel inventory level. In past cycles, that has signaled that the market was adequately supplied. As inventories meet critical thresholds, pressures should wane, allowing prices to decline back into the mid-$40 range.
The second headwind we face is the threat of higher inflation. Not only should sustained above-potential GDP growth chew through all of the economy’s remaining excess capacity, but the recent surge in commodity prices suggests that input prices may get passed along to consumers much more quickly than they were in 2004. At the same time, the expected deceleration in labor productivity growth from nearly 5% last year to an estimated 2.5% this year, points to a fairly sizable acceleration in unit labor costs. These two inflationary factors may cause the Fed to become more aggressive about raising rates, slowing economic growth below potential.
While economic growth remains strong, the Fed is committed to keep inflation contained through the use of monetary policy. With real rates just above zero, monetary policy remains quite accommodative. The Fed will continue to search for neutrality; in our opinion, a Fed funds target rate of 4%. This level of Fed activity should restrain inflation without constraining growth. While growth will likely moderate, we remain optimistic for the remainder of 2005.

Message From the Investment Advisor	Vintage Mutual Funds, Inc.

In summary, we believe current economic growth will allow the stock market to move higher over the course of the year but remain volatile. Bonds should see higher interest rates across the yield curve as the Fed raises short-term interest rates on the heels of rising inflation.
In closing, let me assure you that above all else, regardless of the economic situation, we will continue to manage your money as if it were our own and strive for consistent, above-market, long-term returns.
Sincerely,
Jeffrey D. Lorenzen, CFA
President & Chief Investment Officer
Investors Management Group

Performance Report	Vintage Mutual Funds, Inc.

Vintage Money Market Funds
Money market yields have seen big increases over the past fiscal year. The Fed began raising overnight rates in June and finished the year 1.75% higher than it began. We expect the Fed to continue its march toward “neutral” which should end with the overnight rate in the 4.00% area. As the Fed was active during the year, the money market yield curve steepened providing opportunity to invest in longer maturities. At year end, the forward curve showed expectations for future rates to be somewhat less than we believe may occur in the money market area, so recent purchases have been focused in shorter issues.
The Government Assets Fund
The steeper yield curve provided opportunities to invest in longer maturities, but with the Fed still actively raising rates, the Fund remained neutral to its benchmark in terms of average days. The allocation to floating rate paper increased to capture rising rates. The Fund’s average days fell significantly along with the index over the year and will remain roughly neutral until market expectations change significantly from internal expectations.
Institutional Money Market Fund
The Fund opened during the first quarter and received assets in March. Given the rising rate environment and the significant demand for liquidity, assets are invested entirely in repurchase agreements. Thus, the average days is significantly below peers but continues to respond to the Fed’s rate hikes with rising yields.
The Institutional Reserves Fund
A steeper yield curve and changing market expectations provided opportunities to add yield throughout the year. The allocation to floating rate paper increased to improve the Fund’s response to rising rates. The average days fell along with the index and will remain neutral until market expectations change providing opportunities for outperformance.
The Liquid Assets Fund
Very short corporate paper remained scarce, but the universe of money market corporate paper is increasing as a lot of paper becomes eligible for money market funds over the next few months. The amount of floating rate paper in the Fund increased significantly to capture rising rates. The Fund’s average days were slightly less than the index at year end which will give the Fund more reinvestment opportunities to take advantage of rising rates.
The Municipal Assets Fund
The municipal money market yield curve steepened along with its taxable counterparts, though investable paper became more scarce. Floating rate notes increased as a percentage of the Fund as reinvestment opportunities at attractive levels were difficult to find. The average days fell along with the index and will remain neutral until market expectations change providing opportunities for outperformance.
An investment in the Vintage Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Funds seek to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Funds.

VINTAGE MUTUAL FUNDS, INC.
Government Assets Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

U.S. Government Agencies (64.00%):
Federal Farm Credit Bank:
$100,000	1.25%, 4/07/05	$99,996
2,000,000	2.93%*, 9/01/05	2,000,665
2,000,000	2.62%**, 4/04/06	1,999,361
2,000,000	2.88%*, 7/19/06	2,000,000
Federal Home Loan Bank:
1,000,000	1.30%, 4/11/05	1,000,000
2,000,000	1.30%, 4/11/05	1,999,515
500,000	4.15%, 4/26/05	500,885
1,000,000	7.25%, 5/13/05	1,005,858
1,200,000	1.44%, 6/03/05	1,198,379
1,250,000	1.77%, 8/25/05	1,245,679
2,000,000	2.25%, 9/13/05	1,996,296
2,000,000	2.76%**, 7/26/05	1,999,862
2,000,000	2.88%***, 9/12/05	1,999,494
2,000,000	2.72%**, 9/16/05	1,999,754
Federal Home Loan Mortgage Corporation:
1,000,000	1.90%, 5/26/05	998,781
500,000	1.50%, 8/15/05	497,137
1,000,000	2.50%, 11/25/05	998,101
2,000,000	2.18%****, 5/09/05	1,995,482
2,000,000	2.94%****, 6/21/05	1,986,860
1,000,000	3.22%****, 9/13/05	985,448
Federal National Mortgage Association:
2,000,000	1.36%, 5/03/05	1,997,729
1,000,000	1.81%, 5/27/05	998,625
2,000,000	7.00%, 7/15/05	2,025,517
2,185,000	2.88%, 10/15/05	2,184,423
1,510,000	2.68%****, 4/05/05	1,509,550
2,500,000	2.55%****, 4/06/05	2,499,118
2,500,000	2.65%****, 5/04/05	2,493,950
2,500,000	2.68%****, 5/11/05	2,492,611
2,000,000	2.66%****, 5/16/05	1,993,400
3,000,000	2.80%****, 5/25/05	2,987,468
2,000,000	2.92%****, 6/15/05	1,987,917
2,000,000	2.91%****, 7/20/05	1,982,400
2,000,000	2.75%*****, 7/14/05	1,999,929
2,000,000	2.73%**, 8/17/05	1,999,679
1,000,000	2.69%**, 9/15/05	999,729
2,000,000	2.99%*, 10/07/05	2,001,460
Financial Assistance Corporation:
1,250,000	8.80%, 6/10/05	1,266,039

	Total U.S. Government Agencies	61,927,097

Repurchase Agreements (35.99%):
Bear, Stearns & Company, Inc.:
14,000,000	2.88%, 4/01/05 (Purchased on 3/31/05, proceeds at maturity $14,001,120; Collateralized by U.S. Govt. Agencies, with maturity dates ranging from 1/25/10-5/11/16, and market value of $14,237,023)	14,000,000
Morgan Stanley & Company, Inc.:
9,000,000	2.82%, 4/01/05 (Purchased on 3/31/05, proceeds at maturity $9,000,705; Collateralized by U.S. Govt. Agency, with a maturity date of 11/04/05, and market value of $9,181,875)	9,000,000

*	Interest rate fluctuates weekly with 3-month U.S. Treasury bill rate.
**	Interest rate fluctuates monthly with Libor.
***	Interest rate fluctuates quarterly with Libor.
****	Effective yield at date of purchase.
*****	Interest rate fluctuates daily with Federal Funds rate.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Government Assets Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Repurchase Agreements (Continued):
Seattle-Northwest Securities Corporation:
$11,816,465	2.83%, 4/01/05 (Purchased on 3/31/05, proceeds at maturity $11,817,394; Collateralized by U.S. Govt. Notes & Agencies, with maturity dates ranging from 8/15/05-2/15/31, and market value of $11,993,008)	$11,816,465

	Total Repurchase Agreements	34,816,465

	Total Investments in Securities (99.99%) (Cost $96,743,562)	$96,743,562
	Other Assets & Liabilities (0.01%)	7,482

	Net Assets (100.00%)	$96,751,044

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Institutional Money Market Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Repurchase Agreements (100.11%):
Seattle-Northwest Securities Corporation:
$10,123,258	2.83%, 4/01/05 (Purchased on 3/31/05, proceeds at maturity $10,124,054; Collateralized by U.S. Government Agencies, with maturity dates ranging from 8/15/05-7/30/08, and market value of $10,238,640)	$10,123,258

	Total Repurchase Agreements	10,123,258

	Total Investments in Securities (100.11%) (Cost $10,123,258)	$10,123,258
	Other Assets & Liabilities (-0.11%)	(10,778)

	Net Assets (100.00%)	$10,112,480

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Institutional Reserves Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

U.S. Government Agencies (77.43%):
Federal Agricultural Mortgage Corporation:
$549,000	2.80%*, 4/25/05	$547,979
Federal Farm Credit Bank:
1,000,000	4.38%, 4/15/05	1,000,897
1,000,000	2.93%**, 9/01/05	1,000,332
1,000,000	2.62%***, 4/04/06	999,681
1,000,000	2.88%**, 7/19/06	1,000,000
Federal Home Loan Bank:
500,000	1.40%, 4/01/05	500,000
1,000,000	1.30%, 4/11/05	999,757
1,000,000	4.14%, 5/06/05	1,002,008
1,000,000	7.25%, 5/13/05	1,005,858
1,000,000	1.44%, 6/03/05	998,650
200,000	5.95%, 6/13/05	201,461
500,000	1.60%, 7/21/05	497,966
1,000,000	1.45%, 7/22/05	995,777
900,000	1.69%, 8/12/05	896,454
500,000	2.10%, 8/26/05	498,159
1,000,000	2.25%, 9/13/05	998,148
1,000,000	2.25%, 10/18/05	996,481
1,000,000	2.76%***, 7/26/05	999,931
905,000	2.88%****, 9/12/05	904,771
1,000,000	2.72%***, 9/16/05	999,877
Federal Home Loan Mortgage Corporation:
2,000,000	2.65%*, 4/05/05	1,999,412
500,000	2.68%*, 4/12/05	499,592
2,000,000	2.72%*, 5/04/05	1,995,032
Federal National Mortgage Association:
1,000,000	1.36%, 5/03/05	998,864
275,000	1.65%, 5/16/05	274,808
500,000	1.81%, 5/27/05	499,313
1,000,000	7.00%, 7/15/05	1,012,759
1,000,000	2.65%*, 4/06/05	999,633
1,000,000	2.55%*, 4/06/05	999,647
1,000,000	2.65%*, 5/04/05	997,580
500,000	2.68%*, 5/11/05	498,522
1,000,000	2.66%*, 5/16/05	996,700
1,000,000	2.75%*****, 7/14/05	999,964
1,000,000	2.73%***, 8/17/05	999,840
2,000,000	2.69%***, 9/15/05	1,999,458
1,000,000	2.99%**, 10/07/05	1,000,730

	Total U.S. Government Agencies	33,816,041

Repurchase Agreements (22.48%):
Bear, Stearns & Company Inc.:
9,819,546	2.88%, 4/01/05 (Purchased on 3/31/05, proceeds at maturity $9,820,332; Collateralized by U.S. Government Agency, with a maturity date of 1/25/17, and market value of $10,020,130)	9,819,546

	Total Repurchase Agreements	9,819,546

	Total Investments in Securities (99.91%) (Cost $43,635,587)	$43,635,587
	Other Assets & Liabilities (0.09%)	37,425

	Net Assets (100.00%)	$43,673,012

*	Effective yield at date of purchase.
**	Interest rate fluctuates weekly with 3-month U.S. Treasury bill rate.
***	Interest rate fluctuates monthly with Libor.
****	Interest rate fluctuates quarterly with Libor.
*****	Interest rate fluctuates daily with Federal Funds rate.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Liquid Assets Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

U.S. Government Agencies (23.69%):
Federal Farm Credit Bank:
$2,000,000	2.88%*, 7/19/06	$2,000,187
Federal Home Loan Bank:
750,000	2.00%, 6/03/05	748,573
500,000	1.63%, 6/17/05	498,464
1,000,000	2.41%, 8/18/05	998,333
2,000,000	2.76%** , 7/26/05	1,999,862
1,000,000	2.88%***, 9/12/05	999,747
2,000,000	2.72%**, 9/16/05	1,999,754
Federal Home Loan Mortgage Corporation:
3,000,000	2.72%****, 5/04/05	2,992,548
Federal National Mortgage Association:
2,000,000	2.55%****, 4/06/05	1,999,294
1,000,000	2.80%****, 5/25/05	995,823
2,000,000	2.75%*****, 7/14/05	1,999,929
1,000,000	2.69%**, 9/15/05	999,729
2,000,000	2.99%*, 10/07/05	2,001,460

	Total U.S. Government Agencies	20,233,703

U.S. Taxable Municipal Bonds (0.51%):
Virginia State Public School Authority:
440,000	2.75%, 8/01/05	439,351

Loan Certificates — FmHA Guaranteed Loan Certificates (25.78%):
22,027,555	2.75% — 3.55%******, 5/23/05-7/9/29	22,027,555

Bankers’ Acceptances (1.91%):
First Tennessee Bankers Acceptance:
300,000	2.78%****, 5/27/05	298,717
300,000	2.92%****, 7/08/05	297,632
400,000	3.17%****, 8/08/05	395,514
250,000	3.24%****, 8/22/05	246,832
400,000	3.37%****, 9/07/05	394,276

	Total Bankers’ Acceptances	1,632,971

Commercial Paper (14.88%):
Cooperative Association Tractor:
1,000,000	2.72%****, 4/26/05	998,118
328,000	2.80%****, 5/27/05	326,582
Edison Asset Securities, LLC:
880,000	2.59%****, 4/08/05	879,559
688,000	2.90%****, 6/07/05	684,312
General Electric Capital Corporation:
2,000,000	2.95%****, 6/16/05	1,987,629
National Rural Utilities:
2,000,000	2.71%****, 4/11/05	1,998,500
Paccar Financial Corporation:
1,300,000	2.69%****, 5/05/05	1,296,722
Sherwin-Williams Company:
740,000	2.69%****, 4/18/05	739,063
Three Rivers Funding Corporation:
1,000,000	2.61%****, 4/13/05	999,133
1,000,000	2.73%****, 4/14/05	999,018
Thunder Bay Funding Corporation:
500,000	2.65%****, 4/01/05	500,000

*	Interest rate fluctuates weekly with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.
**	Interest rate fluctuates monthly with Libor.
***	Interest rate fluctuates quarterly with Libor.
****	Effective yield at date of purchase.
*****	Interest rate fluctuates daily with Federal Funds rate.
******	Interest rate fluctuates with prime rate. Put option subject no longer than 7-day settlement.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Liquid Assets Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Commercial Paper (Continued):
Triple A One Funding Corporation:
$673,000	2.69%****, 4/05/05	$672,800
632,000	2.69%****, 4/06/05	631,764

	Total Commercial Paper	12,713,200

Corporate Bonds (20.51%):
Allstate Corporation:
1,500,000	7.88%, 5/01/05	1,507,309
Bear, Stearns & Company, Inc.:
1,000,000	2.77%**, 2/03/06	1,000,000
Bell Atlantic Virginia:
1,000,000	6.13%, 7/15/05	1,010,831
Diageo Capital, PLC:
1,000,000	6.13%, 8/15/05	1,012,779
Gannett Company, Inc.:
1,900,000	4.95%, 4/01/05	1,900,000
Household Finance Corporation:
1,000,000	8.00%, 5/09/05	1,006,098
Kuehn Enterprises, LLC:
990,000	2.81%*******, 10/01/43	990,000
Lehman Brothers Holdings:
1,000,000	7.80%, 7/07/05	1,013,543
Morgan Stanley Dean Witter:
2,010,000	7.75%, 6/15/05	2,030,777
National Rural Utilities:
1,000,000	6.65%, 10/01/05	1,019,385
Schneider Capital Financing, LLC:
1,990,000	2.81%*******, 7/01/43	1,990,000
Sysco Corporation:
1,000,000	4.75%, 7/30/05	1,006,478
Unilever Capital Corporation:
1,000,000	6.88%, 11/01/05	1,019,653
Washington Mutual Financial:
1,000,000	8.25%, 6/15/05	1,011,359

	Total Corporate Bonds	17,518,212

Repurchase Agreements (12.54%):
Bear, Stearns & Company, Inc.:
10,710,342	2.88%, 4/01/05 (Purchased on 3/31/05, proceeds at maturity $10,711,199; Collateralized by U.S. Government Agencies, with maturity dates ranging from 1/25/10-1/25/17, and market value of $10,894,243)	10,710,342

	Total Repurchase Agreements	10,710,342

	Total Investments in Securities (99.82%) (Cost $85,275,334)	$85,275,334
	Other Assets & Liabilities (0.18%)	153,908

	Net Assets (100.00%)	$85,429,242

**	Interest rate fluctuates monthly with Libor.
****	Effective yield at date of purchase.
*******	Interest rate fluctuates weekly, put option subject to no longer than 7-day settlement.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Industrial Development Bonds (0.03%):
$7,358	Iowa HFA (Starr-Terry Project), 3.78%*, 05/15/2005	$7,358

Municipal Bonds (28.98%):
Arizona (0.75%):
200,000	Phoenix, AZ Series A, 5.20%, 07/01/05	201,583

Florida (1.52%):
400,000	Florida State Board Capital Outlay, 5.50%, 06/01/05	406,124

Illinois (2.92%):
415,000	Champaign County, IL, 5.50%, 07/01/05	426,492
350,000	Regional Transportation Authority, IL, 5.75%, 07/01/05	353,247

		779,739

Indiana (1.93%):
500,000	Indiana University Student Fee Series K, 6.00%, 08/01/05	516,682

Kentucky (1.42%):
380,000	Glasgow, KY Water and Sewer, 2.00%, 05/15/05	380,000

Louisiana (1.88%):
500,000	Louisiana State Series A, 5.80%, 05/01/05	501,646

Maine (1.14%):
300,000	Maine State Turnpike Authority, 7.00%, 07/01/05	303,712

Michigan (0.95%):
250,000	Michigan State Building Authority, 5.00%, 10/01/05	253,256

Nevada (1.52%):
400,000	Lyon County, NV School District, 6.88%, 06/01/05	407,414

New Hampshire (1.69%):
450,000	New Hampshire Municipal Bond Bank, 3.00%, 08/15/05	451,314

New York (0.47%):
125,000	Irvington, NY United Free School District, 2.50%, 07/15/05	125,167

North Carolina (0.37%):
100,000	North Carolina State Series A, 4.75%, 04/01/05	100,000

Ohio (0.93%):
250,000	Ohio State Higher Education, 2.50%, 05/1/2005	250,087

Oklahoma (0.38%):
100,000	Oklahoma State Capitol Improvement Authority, 4.63%, 09/01/05	101,055

Pennsylvania (1.88%):
500,000	Pennsylvania Inter-Governmental Cooperative, 4.00%, 06/15/05	501,710

Texas (3.76%):
250,000	Plano, TX Series A, 4.00%, 09/01/05	251,738
250,000	San Antonio, TX Independent School District, 3.00%**, 08/15/05	250,775
500,000	Texas A & M University Series A, 5.25%, 05/15/05	502,003

		1,004,516

Washington (0.95%):
250,000	Washington State Series R-A, 5.25%, 09/01/05	253,358

*	Variable rate, put option subject to no longer than 7-day settlement.
**	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Municipal Bonds (Continued):
Wisconsin (4.52%):
$500,000	Milwaukee, WI, 4.50%, 10/01/05	$506,207
200,000	Salem, WI, 4.00%, 04/01/05	200,000
500,000	St. Croix Central School District, WI, 2.75%, 08/1/05	500,579

		1,206,786

	Total Municipal Bonds	7,744,149

Variable Rate Demand Obligation (71.96%):
Arizona (2.99%):
800,000	Apache County, AZ Industrial Development, 2.35%*, 12/15/18	800,000

Delaware (2.99%):
800,000	Delaware State Economic Development Authority, 2.24%*, 12/01/15	800,000

District of Columbia (0.84%):
220,000	George Washington University, 2.27%*, 09/15/29	220,000

Hawaii (3.74%):
1,000,000	ABN AMRO MuniTOPS Trust Certificates (Honolulu, HI), 2.33%*, 07/01/12	1,000,000

Illinois (2.99%):
500,000	Chicago, IL Series B, 2.29%*, 01/01/37	500,000
300,000	Illinois Health Facilities Authority (NW Hospital), 2.30%*, 08/15/25	300,000

		800,000

Indiana (2.99%):
800,000	Indianapolis, IN Public Improvement Bond Bank, 2.26%*, 02/01/20	800,000

Iowa (5.99%):
900,000	Iowa Finance Authority (Iowa West Foundation Project), 2.34%*, 01/01/32	900,000
700,000	Iowa Finance Authority Hospital Facilities, 2.25%*, 01/01/28	700,000

		1,600,000

Kentucky (1.87%):
500,000	Kentucky Economic Development Finance Authority, 2.28%*, 01/01/22	500,000

Nevada (3.74%):
1,000,000	ABN AMRO MuniTOPS Trust Certificates (Washoe, NV), 2.33%*, 07/01/09	1,000,000

New York (3.74%):
1,000,000	New York, NY Transitional Finance Authority, 2.32%***, 11/01/22	1,000,000

Ohio (2.62%):
700,000	Cincinnati and Hamilton Counties, OH Port Authority, 2.33%***, 09/01/25	700,000

*	Variable rate, put option subject to no longer than 7-day settlement.
***	Variable rate, put option subject to next business day settlement.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Variable Rate Demand Obligation (Continued):
Pennsylvania (29.23%):
$1,100,000	Allegheny County, PA Higher Education, 2.28%***, 12/01/33	$1,100,000
1,000,000	Allegheny County, PA Industrial Development Authority, 2.40%*, 08/01/32	1,000,000
1,000,000	Allentown, PA Commercial Development, 2.28%***, 12/01/29	1,000,000
1,000,000	Chester County, PA Industrial Development, 2.28%***, 07/01/31	1,000,000
810,000	Erie County, PA Hospital Authority, 2.28%***, 05/15/20	810,000
700,000	New Castle, PA Area Hospital Authority, 2.33%*, 07/01/26	700,000
1,000,000	Pennsylvania State Turnpike Commission, 2.28%***, 06/01/27	1,000,000
1,200,000	Philadelphia, PA IDR (Newcourtland Elder Services), 2.28%***, 03/01/27	1,200,000

		7,810,000

Tennessee (5.24%):
1,000,000	Clarksville, TN Public Building Authority, 2.30%***, 07/01/31	1,000,000
400,000	Montgomery County, TN Public Building Authority, 2.30%***, 04/01/32	400,000

		1,400,000

Washington (2.99%):
800,000	Lake Tapps Parkway, WA, Series B, 2.32%*, 12/01/19	800,000

	Total Variable Rate Demand Obligations	19,230,000

Mutual Funds (0.48%):
128,596	AIM Institutional Tax Free Cash Reserve, 1.92%***, 04/01/05	128,596

	Total Investments in Securities (101.45%) (Cost $27,110,103)	$27,110,103
	Other Assets & Liabilities (-1.45%)	(387,646)

	Net Assets (100.00%)	$26,722,457

*	Variable rate, put option subject to no longer than 7-day settlement.
***	Variable rate, put option subject to next business day settlement.
See notes to financial statements.

Performance Report	Vintage Mutual Funds, Inc.

Vintage Fixed Income Funds
A look back over the past twelve months shows a stable and growing economy. In other words, a fantastic operating environment. The improvements in the earnings generation power of the economy resulted in modestly higher interest rates and strong performance from the risk sectors of the fixed income markets.
The growing economy sparked the Federal Reserve to begin raising the Fed Funds rate from the 1.00% level where it rested for more than one year. As promised, the Fed has increased rates at a “measured” pace, moving 0.25% seven times throughout the past year. In total, the Fed Funds rate finished March 2005 at 2.75%. According to the Fed, monetary policy remains accommodative, yet the risks are balanced between a growing economy and higher inflation.
The Fed’s interest rate hikes have been supported by continued growth in economic output, employment and a modest rise in inflation. Economic growth, as measured by the Gross Domestic Product (GDP) has increased 3.6% year over year. This rate of growth is above the economy’s long-term potential as it is increasing capacity utilization and employment. The national unemployment rate has declined from 5.70% in March 2004 down to 5.20% in March 2005. Likewise, the average number of jobs created was 180,000 per month throughout the last year. A falling unemployment rate indicates this amount of job creation is sufficient to absorb new workers entering the workforce.
The result of absorbing the slack in the economy carried over from the excess build up in the late 1990’s and early 2000’s is increased inflation. Inflation is a concern to fixed income investors because it erodes the value of fixed coupon holdings. Major inflation indices such as the core Consumer Price Index (CPI) and core Producer Price Index (PPI) moved higher during the year. The core CPI and PPI increased from 1.6% and 0.6% in March 2004 up to 2.4% and 2.6% in March 2005. The Fed’s favorite measure of inflation, the core Personal Consumption Expenditures (PCE), has moved higher as well. The core PCE is at 1.6% compared to a low of 0.8% in December 2003. These measures are all at the top end of ranges considered acceptable by the Fed.
Due to the higher inflation risks and Fed interest rate hikes, interest rates moved higher during the year. Short-term interest rates were affected the most as the two-year Treasury note increased 2.20%. The ten-year note moved higher by a more modest 0.65%. As a sign the market believes in the inflation fighting ability of the Fed, the thirty-year bond actually saw its yield decline by 0.02%. This flattening of the difference between short-term and long-term interest rates reduces opportunities for corporations and investors to borrow cheaply and invest the proceeds at higher rates. Higher rates held down fixed income total returns into the low single digits. Coupon income earned was eroded by price declines across the maturity spectrum.
The offset to these steps forward in the economy are higher oil prices and the Fed’s rate increases. Oil prices have increased from $31 per barrel a year ago to $56 at the end of the first quarter 2005. Higher oil prices act as a tax on the consumer and drive imports higher. The net result is to lower GDP growth. The Fed’s rate increases are best for the economy in the long run, but do act as a tap on the brakes to growth as well. Neither headwind is expected to push the economy towards recession, yet they may shift the growth trajectory of the economy slightly downward.
Our outlook for the fixed income markets is for modestly higher interest rates, the Fed to continue removing its accommodative monetary policy and modest performance from the risk sectors of the fixed income universe. This outlook is supported by four main themes: trend-like economic growth in 2005, sustained corporate profitability, continued job

Performance Report	Vintage Mutual Funds, Inc.

growth, and consistent levels of inflation. Consumer spending (more than two-third’s of the economy) is buoyed by increasing employment and wealth created by home price appreciation. Corporate profit growth has been strong and will generate the need for capital expenditures as capacity utilization moves higher.
In summary, we see the economy to be on solid footing and expect the Fed to continue raising the Fed Funds target rate. The impact of a tightening Fed and higher oil prices may place strain on yet unidentified sectors of the market, which will require continued vigilance. The portfolios are defensively positioned for a higher interest rate environment with a focus on capital preservation.
Vintage Limited Term Bond Fund
Sustained economic growth, a falling national unemployment rate and modestly higher inflation pushed interest rates higher over the past twelve months. Fixed income total returns were below their coupon income as higher interest rates led to price declines for bond holdings. For the year, the Vintage Limited Term Bond Fund slightly underperformed its benchmark after expenses. Total returns for the Vintage Limited Term Bond Fund were -0.27% versus -0.17% for the Lehman Brothers 1-3 year Government/ Credit Index.
Due to the higher inflation risks and Fed interest rate hikes, interest rates moved higher during the year. Short-term interest rates were affected the most as the two-year Treasury note increased 2.20%. The two-year Treasury moved higher in the spring of 2004 as the Fed made known its intent to raise short-term interest rates. The two-year resumed a march to higher rates in the fall of 2004 as the Fed continued with its measured pace of interest rate hikes. The Fed has consistently removed its accommodative monetary policy at each of the past seven meetings with a 0.25% move each time.
Portfolio performance over the past year benefited from nimble duration management, an overweight to the market’s risk sectors and an income advantage relative to the benchmark. The portfolio had less interest rate risk than the benchmark as rates jumped higher in the spring of 2004. Duration exposure was increased following this rate move to capture relative performance while interest rates stabilized throughout the summer. Each risk sector of the bond market outperformed U.S. Treasuries over the past year. The portfolio maintained overweight positions in corporate bonds, asset-backed securities and mortgage-backed securities as each of these sectors added relative performance. Overweight positions in the risk sectors provides an income advantage relative to the benchmark.
Investment strategy is focused on holding less interest rate risk than the benchmark and continues to hold an overweight in fixed income sectors that generate an income advantage over the index. Corporate bonds, asset-backed securities and mortgage-backed securities continue to hold overweight positions. U.S. Treasury allocations continue to possess a significant underweight. An expectation of improving job growth and sustained economic growth supports the strategy.

Performance Report	Vintage Mutual Funds, Inc.

Value of a Hypothetical $10,000 Investment
Performance data quoted represent past performance; past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.vintagefunds.com.
Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
The performance of the Vintage Limited Term Bond Fund is measured against the Lehman Brothers 1-3 yr. Government/ Credit Index which represents the performance of government and corporate bonds with maturities of 1-3 years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

U.S. Treasury Notes (11.27%):
$1,500,000	U.S. Treasury Note, 6.88%, 05/15/06	$1,554,660
650,000	U.S. Treasury Note, 7.00%, 07/15/06	677,469
200,000	U.S. Treasury Note, 3.00%, 02/15/08	194,928
2,400,000	U.S. Treasury Note, 2.50%, 05/31/06	2,370,000
1,700,000	U.S. Treasury Note, 2.75%, 08/15/07	1,657,500

	Total U.S. Treasury Notes	6,454,557

U.S. Government Agencies (19.25%):
620,000	Farmers Home Loan Bank, 2.88%, 09/15/06	611,475
1,000,000	Farmers Home Loan Bank, 3.38%, 09/14/07	983,750
2,000,000	Federal Home Loan Mortgage Corp., 4.88%, 03/15/07	2,032,500
4,000,000	Federal Home Loan Mortgage Corp., 2.38%, 04/15/06	3,945,000
800,000	Federal National Mortgage Assoc., 5.25%, 04/15/07	819,000
700,000	Federal National Mortgage Assoc., 2.63%, 11/15/06	686,000
2,000,000	Federal National Mortgage Assoc., 2.38%,02/15/07	1,942,500

	Total U.S. Government Agencies	11,020,225

Mortgage Related Securities (25.60%):
Collateralized Mortgage Obligations (0.81%):
21,211	Federal National Mortgage Assoc., Series 1993-14A, 6.00%, 02/25/08	21,423
345,199	Structured Asset Securities Corp., 2001-1 B2, 7.20%, 02/25/31	345,768
97,087	Structured Asset Securities Corp., 2002-5A 1A3, 5.33%, 04/25/32	97,655

		464,846

Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (8.09%):
54,484	Pool #E61274, 7.00%, 08/01/09	56,022
1,158,906	Pool #M90830, 3.50%, 08/01/08	1,127,581
1,732,457	Pool #M90842, 4.00%, 09/01/08	1,719,256
1,018,799	Pool #M90876, 4.00%, 11/01/08	1,011,036
719,980	Pool #M90877, 4.00%, 12/01/08	714,493

		4,628,388

Asset Backed Securities (16.70%):
70,229	Aerofreighter Finance Trust, Series A, 7.85%, 12/15/09	69,878
683,424	Amresco Residential Sec. Mrtge. Loan Trust 1997, 7.43%, 06/25/27	681,928
281,873	Indymac Manufactured Housing Contract 1998-2, 6.17%, 12/25/11	276,323
1,300,000	Countrywide Asset Backed Cert. 2004-9 AF3, 3.85%, 09/25/31	1,277,107
625,000	Countrywide Asset Backed Cert. 2005-1 AF3, 4.58%*, 05/25/35	624,938
165,871	Centex Home Equity 2000-B Cl. A4, 8.24%, 08/25/28	165,684
284,581	Centex Home Equity 2000-C Cl. A4, 7.72%, 05/25/29	288,650
1,200,000	Chase Funding Mrtge. Loan 2003-6 Cl. 1A3, 3.34%, 05/25/26	1,176,768
85,623	Conseco Finance HE 2001-B Cl. 1M1, 7.27%, 06/15/32	87,433
750,000	Conseco Finance HE 2001-A Cl. 1M1, 7.44%, 03/15/32	768,113
31,322	Delta Funding Home Equity 1998-3 A4, 1.38%, 12/15/30	31,325
20,201	Delta Funding Home Equity 2000-2 A6F, 7.97%, 08/15/30	20,178
407,402	Emergent Home Equity Loan Trust 1997-4 A5, 7.08%, 12/15/28	412,299
160,116	First Alliance Mortgage Loan Trust 1998-2F, 6.52%, 09/20/29	159,791
996,126	GE Capital Mrtge. Services, Inc. 1996-HE4, 7.65%, 10/25/26	880,575
79,375	Green Tree Financial Corp. 1994-8 A6, 8.90%, 04/15/25	80,039

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Mortgage Related Securities (Continued):
$431,294	Green Tree Financial Corp. 1996-3 A5, 7.35%, 05/15/27	$451,030
352,617	Green Tree Financial Corp. 1996-8 A6, 7.60%, 10/15/27	372,526
87,417	IMC Home Equity Loan Trust 1997-3 A7, 7.08%, 08/20/28	87,263
53,293	Nationsbank Credit Grantor Trust 1997-1 Cl. A, 6.75%, 08/15/13	53,511
56,558	Oakwood Mortgage Investors Inc. 1996-A, 6.60%, 05/15/21	57,064
231,341	Residential Asset Securities Corp. 1999-KS4 AI4, 7.22%, 06/25/28	235,824
800,000	Residential Asset Mortgage Products 2004-RS12 AI3 3.98%, 04/25/29	784,832
350,000	Residential Asset Mortgage Products 2005-RS1 AI3, 4.11%*, 01/25/35	345,051
170,001	Vanderbilt Mortgage Finance 2000-A IA3, 7.82%, 11/07/17	172,381

		9,560,511

	Total Mortgage Related Securities	14,653,745

Municipal Bonds (1.90%):
65,000	Azusa Pacific University, CA, 7.25%, 04/01/09	67,694
300,000	Johnston, IA, Community School District Revenue, 3.00%, 06/01/05	299,676
25,000	St. Charles County, MO, Public Arena Authority, 6.54%, 09/15/05	25,252
500,000	Chemeketa Community College, OR, 1.94%, 06/15/06	488,805
60,000	Bexar County, TX Multi-family Housing, 8.75%, 05/01/05	41,850
165,000	Reeves County, TX, Lease Rental Series B, 6.80%, 06/01/06	166,049

	Total Municipal Bonds	1,089,326

Corporate Bonds (39.40%):
Airlines (1.14%):
444,116	Continental Airlines, 6.41%, 04/15/07	411,674
235,624	Southwest Airlines, 5.10%, 05/01/06	238,350

		650,024

Aluminum (0.70%):
400,000	Aluminum Co., 4.25%, 08/15/07	400,000

Automobiles (2.08%):
600,000	Ford Motor Credit Co., 6.50%, 01/25/07	606,000
600,000	General Motors Acceptance Corp., 6.13%, 08/28/07	585,000

		1,191,000

Automotive Finance (0.54%):
300,000	Daimler Chrysler, 6.40%, 05/15/06	306,374

Banking (3.19%):
400,000	Bank of America Corp., 4.75%, 10/15/06	404,000
300,000	First Union National Bank, 7.13%, 10/15/06	314,250
400,000	Household Finance Corp., 4.63%, 01/15/08	401,000
300,000	US Bank, NA, 2.85%, 11/15/06	294,375
400,000	Wells Fargo Co., 6.88%, 04/01/06	410,500

		1,824,125

Broker-Dealer (3.73%):
400,000	Bear Stearns Co., 5.70%, 01/15/07	410,000
400,000	Goldman Sachs Group Inc., 4.13%, 01/15/08	396,500
600,000	JP Morgan Chase & Co., 5.35%, 03/1/07	612,000
300,000	JP Morgan Chase & Co., 5.25%, 05/30/07	306,000
400,000	Morgan Stanley, 5.80%, 04/01/07	411,000

		2,135,500

Building Products (0.89%):
500,000	Vulcan Materials, 6.40%, 02/01/06	508,750

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Corporate Bonds (Continued):
Conglomerates (0.71%):
$400,000	Tyco International Group, 5.80%, 08/1/06	$408,500

Consumer Finance (0.34%):
200,000	John Deere Capital Corp., 3.63%, 05/25/07	197,250

Consumer Goods And Services (1.20%):
400,000	Diageo Capital PLC, 3.50%, 11/19/07	392,500
300,000	Fortune Brands Inc., 2.88%, 12/01/06	294,375

		686,875

Electric Utility (4.94%):
400,000	Alabama Power Co., 2.80%, 12/01/06	392,000
382,000	Arkansas Electric Coop., 7.33%, 06/30/08	401,578
1,000,000	Central Louisiana Electric Inc., 6.95%, 06/21/06	1,028,750
1,000,000	Enserch Corp., 7.13%, 06/15/05	1,006,250

		2,828,578

Electrical & Electronic (1.26%):
400,000	Cox Communications Inc., 7.75%, 08/15/06	417,500
300,000	General Electric Corp., 5.38%, 03/15/07	306,375

		723,875

Energy (2.14%):
300,000	Conoco Funding Co., 5.45%, 10/15/06	306,375
400,000	Devon Energy Corp., 2.75%, 08/01/06	391,000
300,000	Duke Energy Corp., 3.75%, 03/05/08	294,375
225,000	Occidental Petroleum, 5.88%, 01/15/07	231,188

		1,222,938

Entertainment (0.53%):
300,000	Walt Disney Co., 5.38%, 06/01/07	305,250

Financial Services (4.65%):
400,000	American General Finance, 5.88%, 07/14/06	409,000
300,000	CIT Group, 5.75%, 09/25/07	309,000
600,000	Citigroup, 5.75%, 05/10/06	611,250
400,000	Countrywide Home Loans, 5.50%, 08/1/06	406,500
300,000	Lehman Brothers Holding Inc., 6.25%, 05/15/06	307,125
300,000	Merrill Lynch, 7.38%, 05/15/06	310,875
300,000	Washington Mutual Finance, 6.25%, 05/15/06	307,500

		2,661,250

Food Products (0.53%):
300,000	Campbell Soup Co., 5.50%, 03/15/07	305,625

Forest Products (0.72%):
400,000	Weyerhaeuser Co., 6.00%, 08/01/06	410,000

Governments-Foreign (1.02%):
157,500	City of Naples, 7.52%, 07/15/06	161,634
400,000	Quebec Province, 7.00%, 01/30/07	420,000

		581,634

Health Care (0.52%):
300,000	Cardinal Health Inc., 4.45%, 06/30/05	300,375

Manufacturing-Consumer Goods (1.27%):
300,000	Eaton Corp., 8.90%, 08/15/06	318,375
400,000	Gen Electric Capital Corp., 5.00%, 02/15/07	406,000

		724,375

Media (2.28%):
400,000	AOL Time Warner, 6.13%, 04/15/06	408,000
400,000	Comcast Cable Communications, 8.38%, 05/01/07	431,000
450,000	Tribune Co., 6.88%, 11/01/06	468,563

		1,307,563

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Corporate Bonds (Continued):
Oil & Gas Exploration Product & Services (0.53%):
$300,000	Marathon Oil Corp., 5.38%, 06/01/07	$306,000

Retail Stores (1.42%):
85,000	May Department Stores Co., 3.95%, 07/15/07	83,831
300,000	Kroger Co., 7.45%, 03/01/08	321,375
400,000	Target Corp., 5.50%, 04/01/07	409,500

		814,706

Telecommunications (3.07%):
400,000	AT&T Wireless, 7.35%, 03/01/06	412,500
400,000	France Telecom, 7.45%, 03/01/06	412,500
400,000	Sprint Corp., 6.00%, 01/15/07	411,000
500,000	Verizon Global Funding Corp., 6.13%, 06/15/07	518,750

		1,754,750

	Total Corporate Bonds	22,555,317

Mutual Funds (1.90%):
1,089,823	Government Assets Fund 1.98%**	1,089,823

	Total Investments in Securities (99.32%) (Cost $57,972,894)	$56,862,993
	Other Assets & Liabilities (0.68%)	387,567

	Net Assets (100.00%)	$57,250,560

**	Rate shown is as of March 31, 2005.
See notes to financial statements.

Performance Report	Vintage Mutual Funds, Inc.

The Vintage Bond Fund
Sustained economic growth, a falling national unemployment rate and modestly higher inflation pushed interest rates higher over the past twelve months. Fixed income total returns were below their coupon income as higher interest rates led to price declines for bond holdings. For the year, the Vintage Bond Fund outperformed its benchmark after expenses. Total returns for the Vintage Bond Fund were 1.47% versus 1.15% for the Lehman Brothers Aggregate Index.
Due to the higher inflation risks and Fed interest rate hikes, interest rates moved higher during the year. Short-term interest rates were affected the most as the two-year Treasury note increased 2.20%. The ten-year note moved higher by a more modest 0.65%. As a sign the market believes in the inflation fighting ability of the Fed, the thirty-year bond actually saw its yield decline by 0.02%. While intermediate interest rates are higher year-over-year, the ten-year note traded in a relatively narrow range between 4.00% and 4.40% for seven of the past twelve months. These range-bound interest rate environments are indicative of a market searching to establish whether economic growth will lunge forward and push inflation higher, stabilize at current levels or decline.
Portfolio performance over the past year benefited from nimble duration management, a flattening between the ten and thirty-year rates, an overweight to the market’s risk sectors, and an income advantage relative to the benchmark. The portfolio had less interest rate risk than the benchmark as rates jumped higher in the spring of 2004. Duration exposure was increased following this rate move to capture relative performance while interest rates fell throughout the summer and fall. In early 2005, intermediate interest rates moved higher while long rates slightly declined. The portfolio had an overweight to the long maturity part of the yield curve which benefited from the curve’s reshaping. Each risk sector of the bond market outperformed U.S. Treasuries over the past year. The portfolio maintained overweight positions in corporate bonds and asset-backed securities as both sectors added relative performance. While the portfolio’s mortgage-backed securities holdings were neutral to the index, they provided an income advantage due to security selection. Overweight positions in the risk sectors provides an income advantage relative to the benchmark.
Investment strategy is focused on holding less interest rate risk than the benchmark and continues to hold an overweight in fixed income sectors that generate an income advantage over the index. Corporate bonds and asset-backed securities continue to hold overweight positions. Mortgage-backed securities weightings are at benchmark levels. Mortgage-backed exposure will be increased as interest rates rise and prepayment risk falls. U.S. Treasury allocations continue to possess a significant underweight. An expectation of improving job growth and sustained economic growth supports the strategy.

Performance Report	Vintage Mutual Funds, Inc.

Value of a Hypothetical $10,000 Investment
Performance data quoted represent past performance; past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.vintagefunds.com.
Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
The performance of the Vintage Bond Fund is compared to the Lehman Brothers Aggregate Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

U.S. Treasury Notes & Bonds (1.43%):
$1,025,000	U.S. Treasury Note, 6.50%, 02/15/10	$1,128,658
500,000	U.S. Treasury Bond, 4.00%, 02/15/14	482,500

	Total U.S. Treasury Notes & Bonds	1,611,158

U.S. Treasury Strips (3.88%):
1,810,000	U.S. Treasury Strip, 0.00%, 11/15/15	1,103,865
2,200,000	U.S. Treasury Strip, 0.00%, 11/15/18	1,136,190
2,410,000	U.S. Treasury Strip, 0.00%, 05/15/20	1,145,401
2,720,000	U.S. Treasury Strip, 0.00%, 08/15/25	988,638

	Total U.S. Treasury Strips	4,374,094

U.S. Government Agencies (8.55%):
950,000	Federal Home Loan Mortgage Corp., 7.00%, 07/15/05	960,688
730,000	Federal Home Loan Mortgage Corp., 6.75%, 09/15/29	885,563
2,000,000	Federal National Mortgage Assoc., 4.25%, 07/15/07	2,003,760
1,000,000	Federal National Mortgage Assoc., 3.25%, 01/15/08	975,000
2,720,000	Federal National Mortgage Assoc., 4.25%, 05/15/09	2,703,000
1,500,000	Federal National Mortgage Assoc., 4.63%, 10/15/14	1,468,125
500,000	Federal National Mortgage Assoc., 7.13%, 01/15/30	634,015

	Total U.S. Government Agencies	9,630,151

Mortgage Related Securities (50.04%):
Collateralized Mortgage Obligations (3.26%):
324,106	FHLMC 2123 PE, 6.00%, 12/15/27	330,397
217,298	FHLMC 2535 PL, 4.00%, 06/15/29	216,713
1,764,493	Structured Asset Securities Corp. 2001-1, 7.16%, 02/25/31	1,767,404
142,697	Washington Mutual 2002-S3 A17, 6.50%, 06/25/32	142,627
1,250,000	Washington Mutual 2003-AR4 A6, 3.42%, 05/25/33	1,220,712

		3,677,853

Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (12.74%):
119,597	Pool #E99510, 5.50%, 09/01/18	122,190
1,054,321	Pool #G08010, 5.50%, 09/01/34	1,057,758
685,992	Pool #M90876, 4.00%, 11/01/08	680,764
1,280,218	Pool #G01444, 6.50%, 08/01/32	1,330,863
1,970,437	Pool #G01563, 5.50%, 06/01/33	1,979,166
994,505	Pool #G01772, 5.00%, 02/01/35	973,680
156,076	Pool #C72044, 6.50%, 10/01/32	162,209
222,962	Pool #C76748, 6.00%, 02/01/33	228,264
1,124,913	Pool #C78237, 5.50%*, 04/01/33	1,129,896
98,700	Pool #C00592, 7.00%, 03/01/28	104,094
105,192	Pool #C00896, 7.50%, 12/01/29	112,720
1,178,291	Pool #C01491, 6.00%, 02/01/33	1,207,513
177,816	Pool #C19588, 6.50%, 12/01/28	185,191
128,180	Pool #E00436, 7.00%, 06/01/11	134,756
1,280,685	Pool #E01419, 5.50%, 05/01/18	1,308,450
1,438,150	Pool #E01488, 5.00%, 10/01/18	1,440,480
1,412,550	Pool #E01545, 5.00%, 01/01/19	1,414,838
563,579	Pool #A19963, 5.50%, 03/01/34	565,416
80,656	Pool #C53696, 7.00%, 06/01/31	85,000
126,009	Pool #G80135, 7.00%, 10/25/24	132,621

		14,355,869

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Mortgage Related Securities (Continued):
Federal National Mortgage Association Mortgage-Backed Pools (17.94%):
$261,111	Pool #240650, 7.50%, 07/01/21	$282,031
85,024	Pool #250990, 7.50%, 07/01/27	91,250
123,812	Pool #251614, 7.00%, 04/01/28	130,734
164,852	Pool #251697, 6.50%, 05/01/28	171,737
283,891	Pool #252334, 6.50%, 02/01/29	297,580
136,160	Pool #252518, 7.00%, 05/01/29	144,323
669,886	Pool #254473, 5.50%, 10/01/17	683,337
1,348,787	Pool #254759, 4.50%, 06/01/18	1,321,191
1,328,559	Pool #254802, 4.50%, 07/01/18	1,301,377
789,859	Pool #254905, 6.00%, 10/01/33	807,559
220,296	Pool #254982, 5.00%, 12/01/33	216,000
1,421,214	Pool #255075, 5.50%, 02/01/24	1,436,122
329,564	Pool #255079, 5.00%, 02/01/19	329,742
277,103	Pool #323282, 7.50%, 07/01/28	297,396
138,344	Pool #323640, 7.50%, 04/01/29	148,552
130,577	Pool #346287, 7.00%, 05/01/26	138,212
1,994,533	Pool #357467, 5.50%, 12/01/33	2,001,135
877,479	Pool #380502, 6.44%, 08/01/08	885,166
123,701	Pool #535817, 7.00%, 04/01/31	130,539
689,503	Pool #545759, 6.50%, 07/01/32	716,869
1,654,525	Pool #545993, 6.00%, 11/01/32	1,693,340
1,535,746	Pool #555272, 6.00%, 03/01/33	1,571,775
87,214	Pool #581592, 7.00%, 06/01/31	92,015
160,029	Pool #640002, 5.65%, 07/01/31	164,075
304,355	Pool #686168, 4.67%, 05/01/32	313,790
324,584	Pool #713974, 5.50%, 07/01/33	325,658
1,400,047	Pool #721502, 5.00%, 07/01/33	1,372,746
1,939,384	Pool #737730, 5.50%, 09/01/33	1,945,803
1,231,185	Pool #742088, 4.50%, 04/01/19	1,204,815

		20,214,869

Government National Mortgage Assoc. Mortgage-Backed Pools (3.53%):
254,340	Pool #22536, 7.50%, 01/20/28	272,027
2,052,743	Pool #23584, 6.00%, 07/20/34	2,107,428
88,261	Pool #451522, 7.50%, 10/15/27	94,833
183,619	Pool #462556, 6.50%, 02/15/28	192,222
96,345	Pool #466138, 7.50%, 12/15/28	103,436
114,610	Pool #469699, 7.00%, 11/15/28	121,358
162,664	Pool #486760, 6.50%, 12/15/28	170,284
113,035	Pool #780453, 7.50%, 12/15/25	121,600
164,505	Pool #780584, 7.00%, 06/15/27	174,535
179,471	Pool #780717, 7.00%, 02/15/28	190,246
122,470	Pool #780936, 7.50%, 12/15/28	131,667
275,442	Pool #780990, 7.50%, 12/15/28	295,872

		3,975,508

Asset-Backed Securities (12.57%):
683,424	Amresco Residential Securities Mrtge. Loan Trust 1997-2, 7.43%, 06/25/27	681,928
563,747	Indymac Manufactured Housing Contract Ser 1998-2 A2, 6.17%, 12/25/11	552,646
1,160,000	CIT Group Home Equity Loan Trust 2002-1 AF5, 6.71%, 02/25/33	1,201,748
2,010,000	Countrywide Asset-Backed Cert. 2004-9 AF3, 3.85%, 01/25/35	1,974,604
805,000	Countrywide Asset-Backed Cert. 2005-1 AF3, 4.58%*, 09/25/31	804,920
1,310,000	Chase Funding Mortgage Loan 2003-6 1A3, 3.34%, 05/25/26	1,284,638
380,000	Conseco Finance Securitizations Corp. 2000-4 A6, 8.31%, 05/01/32	319,436
1,028,631	Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	1,043,556
393,449	Contimortgage Home Equity Loan Trust 1999-1 A7, 6.47%, 12/25/13	395,282
912,329	Equity One ABS, Inc. 2000-1 A5, 8.02%, 02/25/32	930,593

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Mortgage Related Securities (Continued):
$1,000,000	Equity One ABS, Inc. 2002-3 M1, 6.04%, 11/25/32	$1,015,820
267,773	FHLMC Structured Pass Thru Securities Ser T-5 A6, 7.12%, 06/25/28	269,663
987,094	Green Tree Financial Corp. 1996-3 A6, 7.85%, 05/15/27	1,043,220
1,065,239	Merrill Lynch Mrtge. Investors Inc. 2002-AFC1 AF3, 6.55%, 09/25/32	1,111,183
204,314	Mortgaged Lenders Network Home Equity Loan 1998-1 1, 6.76%, 08/25/29	203,803
106,586	Nationsbank Credit Grantor Trust Ser 1997-1A, 6.75%, 08/15/13	107,022
1,000,000	Residential Asset Mortgage Products 2004-RS12 AI3, 3.98%, 04/25/29	981,040
241,639	Southern Pacific Secured Assets Corp. Ser 1998-1 A6, 7.08%, 03/25/28	241,069

		14,162,171

	Total Mortgage Related Securities	56,386,270

Municipal Bonds (2.38%):
125,000	Fulton, MO Improvement Sinking Fund, MBIA Insured, 7.60%, 07/01/11	133,504
815,000	Oregon State GO, 3.74%, 06/01/08	798,561
285,000	Pennsylvania State Higher Education Student Housing, 4.70%, 07/01/09	279,690
90,000	Prairie Du Chien, WI Redevelopment Authority, 7.60%, 04/01/05	90,000
100,000	Prairie Du Chien, WI Redevelopment Authority, 7.63%, 04/01/06	103,493
1,200,000	University of Southern California Revenue MBIA Insured, 5.87%, 01/01/14	1,272,277

	Total Municipal Bonds	2,677,525

Corporate Bonds (31.42%):
Agriculture (0.93%):
915,000	Monsanto Co., 7.38%, 08/15/12	1,053,394

Automobiles (1.20%):
200,000	Ford Motor Co., 7.45%, 07/16/31	181,000
605,000	Ford Motor Credit Co., 7.38%, 02/01/11	601,219
250,000	General Motors Acceptance Corp., 5.13%, 05/09/08	231,563
250,000	General Motors Acceptance Corp., 8.88%, 06/01/10	251,563
100,000	General Motors Acceptance Corp., 8.00%, 11/01/2031	87,124

		1,352,469

Automotive Finance (0.34%):
365,000	Daimler Chrysler, 6.50%, 11/15/13	379,600

Banking & Financial Service (1.11%):
1,000,000	Bank of America Corp., 7.40%, 01/15/11	1,127,500
115,000	Bank One Corporation, 6.50%, 02/01/06	117,588

		1,245,088

Beverages (0.51%):
535,000	Anheuser-Busch Co., 5.95%, 01/15/33	571,113

Broker-Dealer (1.77%):
800,000	Goldman Sachs Group Inc., 4.13%, 01/15/08	793,000
470,000	Lehman Brothers Holdings, 6.63%, 01/18/12	513,475
705,000	Morgan Stanley, 3.88%, 01/15/09	685,613

		1,992,088

Building — Residential (0.60%):
715,000	D.R.Horton Inc., 5.63%, 09/15/14	678,356

Consumer Goods And Services (0.29%):
300,000	Alberto-Culver Co., 6.38%, 06/15/28	327,000

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Corporate Bonds (Continued):
Data Processing & Reproduction (0.36%):
$420,000	First Data Corporation, 4.70%, 08/01/13	$410,025

Defense (0.67%):
630,000	Northrop Grumman Corp., 7.75%, 03/01/16	753,638

Electric Utility (1.62%):
750,000	El Paso Electric Co., 9.40%, 05/01/11	815,625
1,000,000	Monongahela Power, 5.00%, 10/01/06	1,006,250

		1,821,875

Electrical & Electronic (1.19%):
880,000	General Electric Capital Corp., 6.13%, 02/22/11	940,500
350,000	General Electric Capital Corp., 6.75%, 03/15/32	403,813

		1,344,313

Energy (0.55%):
630,000	Duke Energy Corp., 3.75%, 03/05/08	618,188

Entertainment (0.80%):
885,000	Walt Disney Co., 5.50%, 12/29/06	902,700

Financial Services (3.83%):
705,000	CIT Group Inc., 4.75%, 12/15/10	698,831
900,000	Citigroup Inc., 5.13%, 05/05/14	900,000
705,000	Countrywide Home Loan, 3.25%, 05/21/08	675,038
440,000	Genworth Financial Inc., 5.75%, 06/15/14	451,000
500,000	Household Finance Corp., 4.75%, 07/15/13	486,875
1,080,000	JP Morgan Chase & Co., 5.35%, 03/01/07	1,101,600

		4,313,344

Forest Products (0.80%):
825,000	Weyerhaeuser Co., 6.75%, 03/15/12	906,469

Governments — Foreign (1.14%):
75,000	City of Naples, 7.52%, 07/15/06	76,969
185,000	Nova Scotia, 8.25% 11/15/19	242,581
500,000	Quebec Province, 7.03%, 03/10/26	610,000
360,000	United Mexico States, 6.75%, 09/27/34	351,450

		1,281,000

Industrial Goods And Services (1.23%):
450,000	Enterprise Products, 5.00%*, 03/01/15	421,875
900,000	Tyco International Group, 6.38%, 10/15/11	960,750

		1,382,625

Insurance (0.27%):
300,000	USF&G, 7.13%, 06/01/05	301,500

Manufacturing — Consumer Goods (0.19%):
200,000	Eaton Corporation, 8.90%, 08/15/06	212,250

Media (0.94%):
120,000	AOL Time Warner, 7.63%, 04/15/31	141,000
845,000	AOL Time Warner, 6.88%, 05/01/12	923,163

		1,064,163

Oil & Gas Exploration Products & Services (1.67%):
630,000	Kinder Morgan Energy Partners LP, 6.75%, 03/15/11	683,550
480,000	Conoco Inc., 6.95%, 04/15/29	572,400
615,000	Marathon Oil Corporation, 5.38%, 06/01/07	627,300

		1,883,250

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Corporate Bonds (Continued):
Printing & Publishing (0.80%):
$920,000	R. R. Donnelly & Sons, 4.95%, 04/01/14	$901,600

Railroads (0.47%):
480,000	Union Pacific Corporation, 6.63%, 02/01/29	529,800

Retail Stores (1.66%):
660,000	Wal-Mart Stores, 7.55%, 02/15/30	849,750
150,000	May Department Stores, 3.95%, 07/15/07	147,938
810,000	Kroger Co., 7.45%, .03/01/08	867,712

		1,865,400

Real Estate Investment Trust (0.63%):
630,000	Simon Property Group LP, 7.75%, 01/20/11	710,325

Telecommunications (5.85%):
630,000	Amer Movil SA de CV, 4.13%, 03/01/09	605,588
910,000	AT&T Wireless, 7.88%, 03/01/11	1,035,125
910,000	Comcast Cable Communications Holdings, 8.38%, 03/15/13	1,081,763
915,000	France Telecom, 7.00%, 03/01/11	1,046,531
945,000	GTE Corporation, 7.51%, 04/01/09	1,037,134
710,000	Sprint Corporation, 8.37%, 03/15/12	829,811
900,000	Telus Corporation, 7.50%, 06/01/07	958,500

		6,594,452

	Total Corporate Bonds	35,396,025

Preferred Stock (0.24%):
10,000	Realty Income Sr. Notes, 8.25%, 11/15/08	274,000

Mutual Funds (1.82%):
2,051,885	Government Assets Fund 1.98%**	2,051,885

	Total Investments in Securities (99.76%) (Cost $112,568,127)	$112,401,108
	Other Assets & Liabilities (0.24%)	270,857

	Net Assets (100.00%)	$112,671,965

Glossary of Terms
GO    General Obligation
MBIA Municipal Bond Investors Assurance Corp.

**	Rate shown is as of March 31, 2005.
See notes to financial statements.

Performance Report	Vintage Mutual Funds, Inc.

The Vintage Municipal Bond Fund
Though bond yields do not yet reflect it, inflation is on the rise. The Fed has been fighting potential inflation by raising overnight rates, and the result has been a flatter yield curve in both the taxable and tax-exempt markets. Municipal bonds outperformed their taxable counterparts over the past twelve months as municipal yields across the curve have not risen as much as Treasury yields. This is a common pattern for municipal bonds to outperform as rates rise.
Credit quality in municipal bonds has improved over the past year as states and local municipalities have seen economic growth reflected in increasing revenues. Although some states continue to struggle (witness the recent ratings downgrade of Michigan by S&P due to continued economic difficulties), the improvement is fairly broad and should continue.
The Vintage Municipal Bond Fund is benchmarked against the Merrill Lynch 1-12 Year Municipal Bond Index. This index experienced a significant change in composition as a result of a change in the rules that govern membership in the index. As a result of the rule change, index composition went from around 400 bonds to over 6000 bonds and the duration of the index declined roughly one year. This change occurred on 1/1/05, and the fund made significant adjustments to reposition in February after strength in the market abated. Unfortunately, the timing of the Fund’s adjustments hampered performance as the market swiftly turned negative. For the year, the Fund underperformed its benchmark as it was longer than its benchmark as rates rose.
At fiscal year end, the Fund was positioned with a duration slightly less than the index in preparation for rising rates that should occur later in the year. The Fund continues to look for opportunities to add yield and will remain slightly short duration until it becomes clear that the Fed will be more aggressive in raising rates, at which time a shorter duration position will be established.

Performance Report	Vintage Mutual Funds, Inc.

Value of a Hypothetical $10,000 Investment
Performance data quoted represent past performance; past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.vintagefunds.com.
Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
The performance of the Vintage Municipal Bond Fund is measured against the Merrill Lynch 1-12 yr. Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 1-12 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Municipal Bond Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Municipal Bonds (86.11%):
Alabama (2.39%):
$900,000	Alabama State Public School & College Authority Revenue Bond, 4.00%*, 02/01/08	$923,499

Arkansas (1.31%):
465,000	Arkansas State Federal Highway Grant, 5.5%, 08/01/09	506,497

California (2.83%):
500,000	California State, GO, 5.25%, 03/01/11	542,485
500,000	California State Economic Recovery Revenue Bond, 5.25%, 07/01/13	549,045

		1,091,530

Colorado (1.34%):
465,000	Arapahoe County, CO, School District, 6.00%, 12/15/13	514,899

Connecticut (1.41%):
500,000	Connecticut State Surplus Tax Obligation Revenue Bond, 6.50%, 10/1/07	543,105

Florida (2.74%):
975,000	Florida State Board of Education, GO, 5.00%, 06/01/15	1,055,993

Illinois (18.43%):
1,000,000	Chicago, IL, GO, MBIA Insured, 5.38%, 01/1/13	1,086,800
1,000,000	Cook County, IL, GO, MBIA Insured, 4.90%, 11/15/10	1,050,150
1,000,000	Illinois Educational Facilities Revenue Bond, Depaul University, AMBAC Insured, 5.00%, 10/1/11	1,087,960
750,000	Illinois State, GO, FSA Insured, 5.38%, 10/1/13	830,528
1,000,000	Illinois State Toll Highway Authority Revenue Bond, FSA Insured, 5.50%, 01/01/14	1,112,880
1,000,000	Southern Illinois University, Housing & Auxiliary Revenue Bond, AMBAC Insured, 5.00%, 04/01/10	1,071,340
435,000	Will County, IL, School District #122, GO, Prerefunded, FSA Insured, 6.50%, 11/01/10	502,699
320,000	Will County, IL, School District #122, GO, Unrefunded, FSA Insured, 6.50%, 11/01/17	366,025

		7,108,382

Indiana (6.88%):
450,000	Allen County, IN, Jail Building, 5.75%, 10/1/11	502,713
1,000,000	Evansville, IN, Building Authority, MBIA Insured, 5.30%, 08/01/08	1,053,590
1,000,000	Indianapolis, IN, Local Public Improvement, 5.25%, 01/10/13	1,095,910

		2,652,213

Iowa (1.29%):
500,000	Johnston, IA, Community School District Revenue Bond, 3.00%, 06/01/05	499,460

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Municipal Bonds (Continued):
Kansas (1.40%):
$500,000	Johnson County, KS, Unified School District #512, GO, 5.00%, 10/01/15	$538,990

Maine (2.09%):
750,000	Maine Municipal Bond Bank, Series A, Refunding, FSA Insured, 5.25%, 11/01/08	805,140

Maryland (2.67%):
975,000	Anne Arundel County, MD, GO, 5.00%*, 03/01/08	1,029,883

Massachusetts (3.88%):
910,000	Massachusetts State Industrial Financial Agency Revenue Bond, 5.38%, 09/01/23	993,920
465,000	Massachusetts State Special Obligation Revenue Bond, Series A, 5.00%, 06/01/14	500,847

		1,494,767

Michigan (5.61%):
1,000,000	Chippewa Valley, MI, Schools, 5.00%, 05/01/13	1,077,260
1,000,000	Wayne State University, MI, Revenue Bond, FGIC Insured, 5.38%, 11/15/13	1,087,630

		2,164,890

Mississippi (1.29%):
465,000	Mississippi State GO, 5.80%, 11/15/07	498,443

New Jersey (1.50%):
500,000	New Jersey State Transportation Trust Fund, FGIC Insured, 5.25% 06/15/14	548,190
30,000	New Jersey Wastewater Treatment Trust, Unrefunded, 4.80%, 09/01/06	30,848

		579,038

New York (1.21%):
440,000	New York NY, Series G, 5.00%, 08/01/12	468,424

Oklahoma (1.91%):
725,000	Tulsa County, OK, Ind School District #9, GO, 4.00%, 05/01/06	735,063

Pennsylvania (2.05%):
750,000	Pennsylvania State, GO, 5.00%, 02/01/08	790,215

Tennessee (4.26%):
1,000,000	Johnson City, TN, Health & Educ. Medical Ctr. Hosp., Revenue Bond, 5.50%, 07/01/12	1,101,460
500,000	Memphis, TN, GO, General Improvements, 5.00%, 11/01/14	542,240

		1,643,700

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Municipal Bond Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Municipal Bonds (Continued):
Texas (11.59%):
$1,000,000	Pharr-San Juan-Alamo, TX, Ind School District, PSF-GTD Insured, 5.25%, 02/01/08	$1,037,680
900,000	Sam Rayburn, TX Revenue Bond, 6.00%, 09/01/10	995,301
500,000	San Antonio, TX, GO, 6.00%, 08/01/08	544,945
1,000,000	San Antonio, TX, Electric & Gas, Unrefunded, 5.00%, 02/01/12	1,075,370
750,000	Texas State GO Water Financial Assistance, 5.25%, 08/01/10	815,708

		4,469,004

Virginia (3.89%):
520,000	Virginia Commonwealth Transportation Board, Revenue Bond, 5.00%, 10/01/07	546,021
915,000	Virginia State Public School Authority, Revenue Bond, 5.00%, 04/15/07	953,410

		1,499,431

Washington (1.39%):
500,000	King County, WA, GO, Series A, Refunding, 5.00%, 01/01/11	537,650

Wisconsin (2.75%):
500,000	Milwaukee, WI, GO, 5.00%, 06/15/10	529,305
500,000	Wisconsin State, GO, 5.00%, 05/01/11	533,785

		1,063,090

	Total Municipal Bonds	33,213,306

Alternative Minimum Tax Paper (9.82%):
1,000,000	Alaska Student Loan Corp., Series A, AMBAC Insured, 5.63%, 07/01/07	1,006,990
500,000	Austin, TX, Airport Revenue, MBIA Insured, 5.50%, 11/15/06	517,480
1,000,000	Iowa Student Loan Liquidity Corp., Series C, 5.10%, 06/01/09	1,049,100
160,000	Massachusetts Education Loan Authority, 5.60%, 07/01/06	160,362
5,000	New Mexico Education Assistance, 5.75%, 08/1/07	5,010
1,000,000	Utah Board of Regents, 5.20%, 05/01/08	1,046,950

	Total Alternative Minimum Tax Paper	3,785,892

Mutual Funds (3.04%):
1,171,544	Municipal Assets I Shares, 1.44%**	1,171,544

	Total Investments in Securities (98.97%) (Cost $37,226,201)	$38,170,742
	Other Assets & Liabilities (1.03%)	398,366

	Net Assets (100.00%)	$38,569,108

Glossary of Terms
AMBAC  American Municipal Bond Assurance Corp.
FGIC     Financial Guaranty Insurance Corp.
FSA      Financial Security Assistance
GO       General Obligation
MBIA    Municipal Bond Investors Assurance Corp.
PSF-GTD Permanent School Fund Guaranteed

**	Rate shown is as of March 31, 2005.
See notes to financial statements.

Performance Report	Vintage Mutual Funds, Inc.

The Vintage Equity Funds
The last year has been marked by solid economic growth, excellent profit growth, rising commodity prices and rising interest rates. The balance of positive and negative influences has resulted in an historically narrow range of trading, with a single significant rally occurring between the presidential election and the end of December.
The longevity and strength of the recovery in corporate profitability has surprised analysts for the last three quarters. While the job recovery has been somewhat slower than expected, corporate conservatism has resulted in margins that have now surpassed the cycle highs of 1999-2000.
Commodity prices have been a pivotal headwind for equities. Rising input costs for many corporations have resulted in efforts to push through price increases. Success increases fears of inflation, while failure to institute price increases raises fears of margin compression and production slowdowns.
Rising interest rates have also put a damper on equity valuations, with concerns that the Fed will need to continue raising rates for some time in order to control percolating inflation pressures. Still, the equity markets appear to be anticipating a much more hawkish Fed than the bond markets, as rates have risen but remain historically low at less than 4.5%.
Outside of the commodity driven sectors, we view this as a stock selection rather than a theme or sector driven market. Traditional sector rotation cycles have not materialized and 2004 produced a relatively modest spread in sector returns compared to recent years.
Over the twelve-month period ending March 31, 2005, the S&P 500 increased 4.8%, led by the energy sector with a return of 44.1%. The utility, industrials, and materials sectors also had strong returns for the period of 19.9%, 15.2%, and 14.8%, respectively. The financials and information technology sectors were the weakest performers, with declines of 3.4% and 2.9%, respectively, for the period.
The surging global oil demand, shortages of refining capacity, and unusual capital restraint produced the strong performance in the energy sector over the twelve-month period. In addition, the continuation of low interest rates and the prospect of increased generation revenues as a result of higher oil and natural gas prices resulted in strong utility sector performance. The industrials sector benefited from continuing growth in capital equipment purchases and strong demand for transportation services, which has been a result of the fact that many firms deferred purchases during the early part of the decade as a result of weak economic conditions. Further, the materials sector benefited from strong global demand for a variety of materials (steel, copper, etc.) as a result of high levels of construction and manufacturing activity, particularly in China and the U.S.
The underperformance of the financial sector resulted from the threat of rising interest rates and the fear of widespread accounting irregularities at large financial institutions as a result of those uncovered at American International Group. Concern surrounding the potential effects on the economy of higher interest rates and higher oil prices led to the decline in the information technology sector. Additionally, healthcare sector returns were negatively impacted by health concerns surrounding key drugs and the prospect for growth at many of the major pharmaceutical companies.
The March Fed statement noted that inflationary pressures have picked up in recent months. While we see some evidence of pricing power that has not existed for many years, we believe the disinflationary influences of globalization and technology-led productivity gains will prove to be more persistent than cost-push inflation.

Performance Report	Vintage Mutual Funds, Inc.

For the remainder of the year, we see fears of inflation and high oil prices as being significant headwinds to stock prices. Likewise, the considerable deceleration in earnings growth means earnings are unlikely to be a significant upside catalyst on their own. Absolute valuations are not particularly compelling, but equities are unusually attractive when compared to other asset classes. Therefore, we expect range bound to lower trading, with a reduction in either inflation expectations or oil prices necessary to push stocks materially higher.
The Vintage Balanced Fund
For the year, Exxon Mobil was the single greatest contributor to fund performance by a considerable margin as it was our largest energy sector holding. We also benefited by the strength of the transportation market with a position in Burlington Northern Santa Fe, which produced the highest percent return of any stock in the portfolio. Our ownership of Edison International, helped us keep pace with strong returns in the utility sector, while Praxair was our best performing materials holding.
Conversely, our positions in Citigroup and American International Group were hurt by concerns over interest rates and accounting fears. Likewise, the focus on health risks of key Pfizer drugs negatively impacted performance. Finally, technology stocks hindered fund performance with Cisco Systems having the most impact.
As we move into the next fiscal year, we are managing our energy position very close to the benchmark with an occasional bias to the upside. We are positioned to benefit from higher interest rates but are focusing on stock selection within the sectors in order to reduce volatility. We have a slight premium in dividend yield and maintain a valuation discount to the market, in order to maximize our relative performance in a market that lacks clear direction.

Performance Report	Vintage Mutual Funds, Inc.

Value of a Hypothetical $10,000 Investment
Performance data quoted represent past performance; past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.vintagefunds.com.
Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
The performance of the Vintage Balanced Fund is measured against a composite of the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market, and the Lehman Brothers Intermediate Government/ Credit Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. In the composite, each index is given a 50% weighting. The two indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

U.S. Treasury Notes & Bonds (2.18%):
$210,000	U.S. Treasury Note, 6.50%, 02/15/10	$231,237
100,000	U.S. Treasury Note, 5.00%, 08/15/11	103,890
200,000	U.S. Treasury Note, 4.00%, 02/15/14	193,000

	Total U.S. Treasury Notes & Bonds	528,127

U.S. Treasury Strips (1.49%):
165,000	U.S. Treasury Strip, 0.00%, 11/15/15	100,629
170,000	U.S. Treasury Strip, 0.00%, 11/15/18	87,797
190,000	U.S. Treasury Strip, 0.00%, 05/15/20	90,301
225,000	U.S. Treasury Strip, 0.00%, 08/15/25	81,780

	Total U.S. Treasury Strips	360,507

U.S. Government Agencies (2.10%):
100,000	Federal Home Loan Mortgage Corp., 5.75%, 01/15/12	106,125
65,000	Federal Home Loan Mortgage Corp., 6.25%, 07/15/32	74,913
250,000	Federal National Mortgage Assoc., 2.13%, 04/15/06	245,938
65,000	Federal National Mortgage Assoc., 7.13%, 01/15/30	82,421

	Total U.S. Government Agencies	509,397

Mortgage Related Securities (19.01%):
Collateralized Mortgage Obligations (1.14%):
31,638	Federal Home Loan Mortgage Corp., Series 1610, 6.25%, 04/15/22	31,921
250,000	Washington Mutual 2003-AR4 A6, 3.42%, 05/25/33	244,143

		276,064

Federal Home Loan Mortgage Corporation Mortgage-Backed Pools (6.83%):
207,816	Pool #E96577, 4.50%, 06/01/18	203,864
47,209	Pool #E99510, 5.50%, 09/01/18	48,233
277,453	Pool #G08010, 5.50%, 09/01/34	278,357
101,880	Pool #M90876, 4.00%, 11/01/08	101,104
61,135	Pool #G01444, 6.50%, 08/01/32	63,553
420,148	Pool #G01563, 5.50%, 06/01/33	422,009
66,287	Pool #C76361, 6.00%, 02/01/33	67,931
24,675	Pool #C00592, 7.00%, 03/01/28	26,024
21,038	Pool #C00896, 7.50%, 12/01/29	22,544
46,415	Pool #C17281, 6.50%, 11/01/28	48,340
44,454	Pool #C19588, 6.50%, 12/01/28	46,298
165,210	Pool #E01545, 5.00%, 01/01/19	165,478
94,560	Pool #A19963, 5.50%, 03/01/34	94,869
63,390	Pool #E20252, 7.00%, 07/01/11	66,643

		1,655,247

Federal National Mortgage Association Mortgage-Backed Pools (6.90%):
41,213	Pool #251697, 6.50%, 05/01/28	42,934
94,630	Pool #252334, 6.50%, 02/01/29	99,193
185,252	Pool #254720, 4.50%, 05/01/18	181,461
175,839	Pool #254802, 4.50%, 07/01/18	172,241
92,562	Pool #254905, 6.00%, 10/01/33	94,636
166,224	Pool #255075, 5.50%, 02/01/24	167,968
203,435	Pool #255079, 5.00%, 02/01/19	203,544
45,112	Pool #323640, 7.50%, 04/01/29	48,441
71,207	Pool #428865, 7.00%, 06/01/28	75,188
189,611	Pool #545993, 6.00%, 11/01/32	194,059
73,720	Pool #555272, 6.00%, 03/01/33	75,449
137,795	Pool #713974, 5.50%, 07/01/33	138,251
182,965	Pool #721502, 5.00%, 07/01/33	179,397

		1,672,762

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Mortgage Related Securities (Continued):
Government National Mortgage Association Mortgage-Backed Pools (2.12%):
$267,749	Pool #23584, 6.00%, 07/20/34	$274,882
22,065	Pool #451522, 7.50%, 10/15/27	23,708
45,905	Pool #462556, 6.50%, 02/15/28	48,056
28,652	Pool #469699, 7.00%, 11/15/28	30,339
40,666	Pool #486760, 6.50%, 12/15/28	42,571
48,444	Pool #780453, 7.50%, 12/15/25	52,114
41,127	Pool #780584, 7.00%, 06/15/27	43,635

		515,305

Asset-Backed Securities (2.02%):
300,000	Countrywide Asset Backed Cert. 2004-9 AF3, 3.85%, 09/25/31	294,717
200,000	Chase Funding Mortgage Loan 2003-6 1A3, 3.34%, 05/25/26	196,128

		490,845

	Total Mortgage Related Securities	4,610,223

Municipal Bonds (3.26%):
California (1.31%):
300,000	University Southern California, AMBAC Insured, 5.87%, 01/01/14	318,069

Missouri (0.86%):
195,000	Fulton, MO, Golf Course, 7.60%, 07/01/11	208,266

Oregon (1.09%):
200,000	Chemeketa, OR Community College District, GO, FSA Insured, 3.31%, 06/15/09	190,824
75,000	Oregon State, GO, 3.74%, 06/01/08	73,487

		264,311

	Total Municipal Bonds	790,646

Corporate Bonds (14.69%):
Agriculture (0.33%):
70,000	Monsanto Co., 7.38%, 08/15/12	80,588

Automobiles (0.45%):
60,000	Ford Motor Credit Co., 7.38%, 02/01/11	59,625
25,000	General Motors Acceptance Corp., 5.13%, 05/9/08	23,156
30,000	General Motors Acceptance Corp., 8.00%, 11/01/31	26,138

		108,919

Automotive Finance (0.15%):
35,000	Daimler Chrysler NA, 6.50%, 11/15/13	36,400

Banking (0.46%):
100,000	Bank of America Corp., 7.40%, 01/15/11	112,750

Beverage (0.26%):
60,000	Anheuser-Busch Co., 5.95%, 01/15/33	64,050

Broker — Dealer (1.29%):
80,000	Goldman Sachs Group Inc., 4.13%, 01/15/08	79,300
60,000	Lehman Brothers Holdings, 4.80%, 03/13/14	57,900
100,000	JP Morgan Chase & Co., 5.35%, 03/01/07	102,000
75,000	Morgan Stanley, 3.88%, 01/15/09	72,938

		312,138

Building — Residential (0.29%):
75,000	D.R. Horton Inc., 5.63%, 09/15/14	71,156

Data Processing & Reproduction (0.20%):
50,000	First Data Corporation, 4.70%, 08/01/13	48,813

Defense (0.30%):
60,000	Northrop Grumman Corp., 7.75%, 03/01/16	71,775

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Par Value	Description	Value

Corporate Bonds (Continued):
Electric Utility (1.47%):
$150,000	Alabama Power, 5.49%, 11/01/05	$151,688
200,000	National Rural Utilities, 6.00%, 05/15/06	204,500

		356,188

Electrical & Electronic (0.47%):
75,000	General Electric Capital Corp., 6.13%, 02/22/11	80,156
30,000	General Electric Capital Corp., 6.75%, 03/15/32	34,613

		114,769

Energy (0.24%):
60,000	Duke Energy Corp., 3.75%, 03/05/08	58,875

Entertainment (0.40%):
95,000	Walt Disney Co., 5.50%, 12/29/06	96,900

Financial Services (1.40%):
75,000	CIT Group Inc., 4.75%, 12/15/10	74,344
80,000	Citigroup, Inc., 5.13%, 05/05/14	80,000
75,000	Countrywide Home Loan, 3.25%, 05/21/08	71,813
40,000	Genworth Financial Inc., 5.75%, 06/15/14	41,000
75,000	Household Finance Corp., 4.75%, 07/15/13	73,031

		340,188

Forest Products (0.32%):
70,000	Weyerhaeuser Co., 6.75%, 03/15/12	76,913

Government — Foreign (0.37%):
50,000	Quebec Province, 7.04%, 03/10/26	61,000
30,000	United Mexican States, 6.75%, 09/27/34	29,288

		90,288

Industrial Goods And Services (0.55%):
50,000	Enterprise Products, 5.00%*, 03/01/15	46,875
80,000	Tyco International Group, 6.38%, 10/15/11	85,400

		132,275

Manufacturing — Consumer Goods (0.31%):
70,000	Eaton Corporation, 8.90%, 08/15/06	74,288

Media (0.52%):
20,000	AOL Time Warner, 7.63%, 04/15/31	23,500
95,000	AOL Time Warner, 6.88%, 05/01/12	103,782

		127,282

Oil & Gas Exploration Product & Services (0.86%):
60,000	Conoco Inc., 6.95%, 04/15/29	71,550
60,000	Kinder Morgan Energy Partners LP, 6.75%, 03/15/11	65,100
70,000	Marathon Oil Corp., 5.38%, 06/1/07	71,400

		208,050

Printing & Publishing (0.32%):
80,000	R. R. Donnelley & Sons, 4.95%, 04/01/14	78,400

Railroads (0.21%):
45,000	Union Pacific Corp., 6.63%, 02/01/29	49,669

Retail Stores (0.79%):
15,000	May Department Stores Co., 3.95%, 07/15/07	14,794
80,000	Kroger Co., 7.45%, 03/01/08	85,700
70,000	Wal-Mart Stores, 7.55%, 02/15/30	90,125

		190,619

Real Estate Investment Trust (0.28%):
60,000	Simon Property Group LP, 7.75%, 01/20/11	67,650

*	When-issued security or forward commitment.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Shares/
Par Value	Description	Value

Corporate Bonds (Continued):
Telecommunications (2.45%):
$75,000	AT&T Wireless, 7.88%, 03/01/11	$85,313
60,000	Amer Movil SA de CV, 4.13%, 03/01/09	57,675
75,000	Comcast Cable Communications Holdings, 8.38%, 03/15/13	89,156
70,000	France Telecom, 8.00%, 03/01/11	80,063
100,000	GTE Corporation, 7.51%, 04/01/09	109,750
75,000	Sprint Corporation, 8.38%, 03/15/12	87,656
80,000	Telus Corporation, 7.50%, 06/01/07	85,200

		594,813

	Total Corporate Bonds	3,563,756

Common Stocks (55.37%):
Aerospace & Military Technology (0.53%):
1,200	General Dynamics Corp.	128,460

Banking (2.70%):
6,500	Bank Of America Corp.	286,650
4,400	Wachovia Corp.	224,004
2,400	Wells Fargo Company	143,520

		654,174

Beverages — Soft Drinks (1.60%):
2,200	Coca Cola Co.	91,674
5,600	Pepsico, Inc	296,968

		388,642

Brokerage Services (1.64%):
1,500	Goldman Sachs Group Inc	164,985
1,800	Lehman Brothers Holdings Inc.	169,488
1,100	Morgan Stanley Dean Witter & Co.	62,975

		397,448

Chemicals (1.14%):
2,700	Du Pont	138,348
2,900	Praxair Inc	138,794

		277,142

Computer Hardware (2.21%):
9,700	Cisco Systems**	173,533
4,400	Dell Inc.**	169,048
3,000	Hewlett Packard	65,820
1,400	IBM	127,932

		536,333

Computer — Software And Peripherals (3.51%):
19,000	Microsoft Corporation	459,230
24,000	Oracle Corporation**	299,520
4,000	Veritas Software Corp.**	92,880

		851,630

Consumer Goods & Services (1.52%):
2,950	Colgate Palmolive Co.	153,902
2,100	McDonald’s Corp.	65,394
2,800	Procter & Gamble Co.	148,400

		367,696

Diversified (2.91%):
13,000	General Electric Company	468,780
1,000	3M Company	85,690
4,500	Tyco International	152,100

		706,570

Electric Utility (0.64%):
4,500	Edison International	156,240

Electronics — Manufacturing (0.49%):
9,800	Flextronics International**	117,992

Energy (1.85%):
2,500	Conoco Phillips	269,600
1,800	Firstenergy Corp.	75,510
3,000	PG&E Corp.	102,300

		447,410

Entertainment (1.93%):
10,600	Time Warner Inc.**	186,030
8,100	Viacom Inc., Class B	282,123

		468,153

**	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Shares	Description	Value

Common Stocks (Continued):
Environmental Services (0.30%):
2,500	Waste Management, Inc.	$72,125

Financial Services (3.91%):
4,000	American Express Co.	205,480
10,200	Citigroup, Inc.	458,388
4,400	J P Morgan Chase & Co.	152,240
5,400	MBNA Corp.	132,570

		948,678

Food Products & Services (0.53%):
2,600	General Mills, Inc	127,790

Industrial Goods & Services (0.48%):
1,300	ITT Industries Inc.	117,312

Insurance (1.60%):
2,500	American International Group	138,525
900	Hartford Financial Services Group	61,704
3,850	Safeco Corporation	187,534

		387,763

Specialty Insurance (0.28%):
1,800	PMI Group Inc.	68,418

Leisure (0.90%):
4,200	Carnival Corporation	217,602

Machinery & Equipment (0.72%):
2,200	Ingersoll-Rand Co.	175,230

Medical Equipment & Supplies (2.25%):
4,500	Biomet Inc	163,350
5,200	Boston Scientific Corp.**	152,308
4,500	Medtronic, Inc.	229,275

		544,933

Medical Specialities (0.32%):
900	Express Scripts Inc.	78,471

Natural Resources (0.44%):
1,550	Weyerhaeuser Co.	106,175

Oil & Gas Exploration Products & Services (3.21%):
12,000	Exxon Mobil Corp.	715,200
1,700	Global SantaFe Corp.	62,968

		778,168

Oil Field Services & Equipment (0.69%):
2,900	Weatherford International Ltd. Bermuda**	168,026

Pharmaceuticals (5.85%):
5,300	Abbott Laboratories	247,086
2,100	Amgen, Inc.**	122,241
4,000	Johnson & Johnson	268,640
3,300	Lilly (Eli) & Co.	171,930
16,100	Pfizer, Inc.	422,947
6,000	Teva Pharmaceutical Industries, Ltd.	186,000

		1,418,844

Railroads (0.87%):
3,900	Burlington Northern Santa Fe Corp.	210,327

Retail — General Merchandise (2.21%):
6,300	Kohl’s Corporation**	325,269
4,200	Wal-Mart Stores	210,462

		535,731

Retail — Specialty Stores (2.03%):
2,300	Home Depot Inc.	87,952
5,900	Staples, Inc.	185,437
4,900	Walgreen Company	217,658

		491,047

Semiconductors (1.91%):
5,900	ASML Holdings**	98,943
3,500	Applied Materials Inc.	56,875
6,200	Intel Corporation	144,026
6,400	Texas Instruments	163,136

		462,980

Tobacco (1.56%):
5,800	Altria Group Inc.	379,262

**	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Shares	Description	Value

Common Stocks (Continued):
Transportation & Shipping (0.30%):
1,000	United Parcel Service	$72,740

Telecommunications (2.02%):
5,100	Sprint Corporation	116,025
10,500	Verizon Communications Inc.	372,750

		488,775

Telecommunications-Services & Equipment (0.32%):
2,150	Qualcomm, Inc.	78,797

	Total Common Stock	13,427,084

Mutual Funds (0.29%):
70,473	Government Assets Fund, 1.98%***	70,473

	Total Investments in Securities (98.39%) (Cost $21,511,819)	$23,860,213
	Other Assets & Liabilities (1.61%)	390,086

	Net Assets (100.00%)	$24,250,299

Glossary of Terms
AMBAC American Municipal Bond Assurance Corp.
GO     General Obligation

***	Rate shown is as of March 31, 2005.
See notes to financial statements.

Performance Report	Vintage Mutual Funds, Inc.

The Vintage Equity Fund
After a difficult first-half of the fiscal year, relative performance for the Vintage Equity Fund improved for the final two quarters. Improved focus on stock selection aided results, while sector and style influences were reduced significantly.
For the year, Exxon Mobil was the single greatest contributor to fund performance by a considerable margin as it was our largest energy sector holding. We also benefited by the strength of the transportation market with a position in Burlington Northern Santa Fe, which produced the highest percent return of any stock in the portfolio. Our ownership of Edison International, helped us keep pace with strong returns in the utility sector, while Praxair was our best performing materials holding.
Conversely, our positions in Citigroup and American International Group were hurt by concerns over interest rates and accounting fears. Likewise, the focus on health risks of key Pfizer drugs negatively impacted performance. Finally, technology stocks hindered fund performance with Cisco Systems having the most impact.
As we move into the next fiscal year, we are managing our energy position very close to the benchmark with an occasional bias to the upside. We are positioned to benefit from higher interest rates but are focusing on stock selection within the sectors in order to reduce volatility. We have a slight premium in dividend yield and maintain a valuation discount to the market, in order to maximize our relative performance in a market that lacks clear direction.

Performance Report	Vintage Mutual Funds, Inc.

Value of a Hypothetical $10,000 Investment
Performance data quoted represent past performance; past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.vintagefunds.com.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
The performance of the Vintage Equity Fund is measured against a composite of the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Equity Fund
Schedule of Portfolio Investments
March 31, 2005

Shares	Description	Value

Common Stocks (99.28%):
Aerospace & Military Technology (1.08%):
11,500	General Dynamics Corp.	$1,231,075

Banking (4.61%):
57,000	Bank Of America Corp.	2,513,700
30,000	Wachovia Corp.	1,527,300
20,000	Wells Fargo Company	1,196,000

		5,237,000

Beverages — Soft Drinks (2.69%):
15,000	Coca Cola Co.	625,050
45,700	Pepsico, Inc.	2,423,471

		3,048,521

Brokerage Services (2.69%):
12,500	Goldman Sachs Group Inc.	1,374,875
12,400	Lehman Brothers Holdings Inc.	1,167,584
9,000	Morgan Stanley Dean Witter & Co.	515,250

		3,057,709

Biotech (0.92%):
18,000	Amgen, Inc.*	1,047,780

Chemicals (1.87%):
18,000	Du Pont	922,320
25,000	Praxair Inc.	1,196,500

		2,118,820

Computer Hardware (4.60%):
85,000	Cisco Systems*	1,520,650
33,500	Dell Inc.*	1,287,070
35,000	Hewlett Packard	767,900
18,000	IBM	1,644,840

		5,220,460

Computer — Software And Peripherals (6.72%):
185,000	Microsoft Corporation	4,471,450
197,000	Oracle Corporation*	2,458,560
30,000	Veritas Software Corp.*	696,600

		7,626,610

Consumer Goods & Services (3.00%):
23,000	Colgate Palmolive Co.	1,199,910
28,300	McDonald’s Corp.	881,262
25,000	Procter & Gamble Co.	1,325,000

		3,406,172

Diversified (6.01%):
135,000	General Electric Company	4,868,100
7,000	3M Company	599,830
40,000	Tyco International	1,352,000

		6,819,930

Electric Utility (1.13%):
37,000	Edison International	1,284,640

Electronics — Manufacturing (0.74%):
70,000	Flextronics International*	842,800

Energy (2.69%):
15,000	Conoco Phillips	1,617,600
14,000	Firstenergy Corp.	587,300
25,000	PG&E Corp.	852,500

		3,057,400

Entertainment (3.31%):
75,000	Time Warner Inc.*	1,316,250
70,000	Viacom Inc., Class B	2,438,100

		3,754,350

Environmental Services (0.76%):
30,000	Waste Management, Inc.	865,500

Financial Services (7.24%):
46,000	American Express Co.	2,363,020
86,000	Citigroup, Inc.	3,864,840
46,000	MBNA Corp.	1,129,300
25,000	J P Morgan Chase & Co.	865,000

		8,222,160

Food Products & Services (0.78%):
18,000	General Mills Inc.	884,700

*	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Equity Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Shares	Description	Value

Common Stocks (Continued):
Industrial Goods & Services (0.95%):
12,000	ITT Industries Inc.	$1,082,880

Insurance (3.20%):
28,500	American International Group	1,579,185
10,000	Hartford Financial Services Group Inc.	685,600
28,000	Safeco Corporation	1,363,880

		3,628,665

Specialty Insurance (0.69%):
20,700	PMI Group Inc.	786,807

Leisure (1.46%):
32,000	Carnival Corporation	1,657,920

Machinery & Equipment (1.19%):
17,000	Ingersoll-Rand Co.	1,354,050

Medical Equipment & Supplies (3.44%):
24,000	Biomet Inc.	871,200
41,100	Boston Scientific Corp.*	1,203,819
36,000	Medtronic, Inc.	1,834,200

		3,909,219

Medical Specialities (0.58%):
7,500	Express Scripts Inc.*	653,925

Metals (0.83%):
31,000	Alcoa Inc.	942,090

Natural Resources (0.72%):
12,000	Weyerhaeuser Co.	822,000

Oil & Gas Exploration Products & Services (5.71%):
100,000	Exxon Mobil Corp.	5,960,000
14,000	Global SantaFe	518,560

		6,478,560

Oil Field Services & Equipment (1.30%):
25,400	Weatherford International Ltd. Bermuda*	1,471,676

Pharmaceuticals (9.40%):
40,000	Abbott Laboratories	1,864,800
37,000	Johnson & Johnson	2,484,920
26,000	Lilly (Eli) & Co.	1,354,600
130,000	Pfizer, Inc.	3,415,100
50,000	Teva Pharmaceutical Industries, Ltd.	1,550,000

		10,669,420

Railroads (1.43%):
30,000	Burlington Northern Santa Fe Corp.	1,617,900

Retail — General Merchandise (3.59%):
46,000	Kohl’s Corp.*	2,374,980
34,000	Wal Mart Stores	1,703,740

		4,078,720

Retail — Specialty Stores (3.45%):
21,000	Home Depot Inc.	803,040
48,000	Staples, Inc.	1,508,640
36,000	Walgreen Company	1,599,120

		3,910,800

Semiconductors (3.49%):
44,000	ASML Holdings*	737,880
51,000	Applied Materials Inc.	828,750
45,000	Intel Corporation	1,045,350
52,800	Texas Instruments	1,345,872

		3,957,852

Tobacco (2.65%):
46,000	Altria Group Inc.	3,007,940

Transportation & Shipping (0.48%):
7,500	United Parcel Service	545,550

Telecommunications (3.40%):
45,000	Sprint Corporation	1,023,750
80,000	Verizon Communications Inc.	2,840,000

		3,863,750

*	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Equity Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Shares	Description	Value

Common Stocks (Continued):
Telecommunications — Services & Equipment (0.48%):
15,000	Qualcomm, Inc.	$549,750

	Total Common Stocks	112,715,101

Mutual Funds (0.74%):
845,100	Government Assets Fund 1.98%**	845,100

	Total Investments in Securities (100.02%) (Cost $88,137,326)	$113,560,201
	Other Assets & Liabilities (-0.02%)	(27,638)

	Net Assets (100.00%)	$113,532,563

**	Rate shown is as of March 31, 2005.
See notes to financial statements.

Performance Report	Vintage Mutual Funds, Inc.

The Vintage Growth Fund
The Fund experienced a rough first two quarters of the fiscal year (second and third calendar quarters), but kept pace with the market during the second half of the Fund’s year. The year could ultimately be classified as a sideways move by the Fund’s benchmark, the Russell 1000 Growth index, with it posting only a 1.2% gain over the Fund’s fiscal year.
Style and size continued to dominate returns on the year. During most of fiscal 2005, value stocks continued to outperform growth names, and smaller capitalization companies had greater returns than large cap entities. On the year, the Russell 1000 Value index returned a dramatic 13.2%, versus 1.16% for the Russell 1000 Growth. Similarly, the S&P Smallcap 600 outperformed the S&P 100 12.1% to 1.9%.
The best returns for the Fund and the market occurred during the 2004 fourth quarter rally that was broad based and dramatic, reversing a very weak third quarter that included a severe mid-August swoon. During the fourth quarter, the Russell 1000 Growth rallied 9.17%, but then eventually gave back 4% in the ensuing first quarter of 2005.
Overweight exposure in certain market segments such as technology (semiconductors), pharmaceuticals and media contributed significantly to the underperformance of the Fund during the third quarter. The Fund was a bit early in increasing its technology exposure, while pharmaceuticals battled product and pipeline concerns and media growth trends were suspect.
As we head into fiscal 2006, the markets have been directionless for some time, with alternating concerns about slowing global growth, rising interest rates, inflationary trends, slowing monetary growth and a weakening consumer. Despite generally good earnings results for the first calendar quarter of 2005, the equity markets seemed more focused on the potential for a soft spot in the economic recovery.
By no means have we entered a bear phase of the equity markets, but historically, the fourth year of a recovery sees slower economic and earnings growth. Thus, these concerns are currently running through the market, reflected in the S&P 500 trading at only 15.3 times forward 12-month earnings estimates. However, a catalyst for the markets may occur once investors gain a better sense that the end of the Federal Reserve’s tightening cycle is near. If that impression takes hold, or oil prices suffer a significant drop, a breath of life could come back to cyclically oriented companies and financials, and the equity markets may then move more solidly upward.
Longer term, we favor a rotation into stable growth companies with declining exposure to deep cyclical industries. Large cap stocks have finally begun to outperform small caps, and growth companies are starting to outperform value names. Both of these trends have been anticipated for some time, and the current economic backdrop should allow for these shifts to continue.

Performance Report	Vintage Mutual Funds, Inc.

Value of a Hypothetical $10,000 Investment
Performance data quoted represent past performance; past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund’s holdings is subject to change. Performance data current to the most recent month end may be obtained by accessing the website at www.vintagefunds.com.
Small-cap companies typically carry additional risk since smaller companies generally have a higher risk of failure and, by definition are not as well-established as blue-chip companies. Historically, small-company stocks have experienced a greater degree of market volatility than stocks on average.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
The performance of the Vintage Growth Fund is measured against the S&P 500 Stock Index and the Russell 1000 Growth Index†, which represent the performance of the stock market as a whole and the large-capitalization growth market respectively. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund’s performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The Fund had previously been measured against the NASDAQ Composite Index and the S&P Midcap 400 Stock Index. However, the Fund is now measured against the Russell 1000 Growth Index as it better reflects the investment objective of the Fund.

VINTAGE MUTUAL FUNDS, INC.
Growth Fund
Schedule of Portfolio Investments
March 31, 2005

Shares	Description	Value

Common Stocks (92.43%):
Aerospace & Military Technology (0.75%):
2,400	General Dynamics Corp.	$256,920

Banking (0.59%):
4,000	Wachovia Corp.	203,640

Beverages — Soft Drinks (2.78%):
18,000	Pepsico, Inc.	954,540

Brokerage Services (1.25%):
4,000	Morgan Stanley Dean Witter & Co.	229,000
3,500	Prudential Financial Inc.	200,900

		429,900

Biotech (4.01%):
12,700	Amgen, Inc.*	739,267
3,000	Genentech Inc.*	169,830
5,000	Genzyme Corp.*	286,200
5,000	Gilead Sciences, Inc.*	179,000

		1,374,297

Computer Hardware (5.81%):
50,500	Cisco Systems*	903,445
7,300	Comverse Technology Inc.*	184,106
14,000	Dell Inc.*	537,880
12,000	EMC Corporation*	147,840
10,000	Juniper Networks Inc.*	220,600

		1,993,871

Computer — Software And Peripheral (9.55%):
6,000	AMDOCS Ltd.*	170,400
6,000	Auto Desk Inc	178,560
5,500	Cognos Inc.*	230,670
70,350	Microsoft Corporation	1,700,360
64,000	Oracle Corporation*	798,720
8,500	Veritas Software Corp.*	197,370

		3,276,080

Consumer Finance (0.50%):
10,000	Providian Financial Corp.	171,600

Consumer Goods & Services (4.51%):
5,000	Clorox Company	314,950
8,000	Colgate Palmolive Co.	417,360
7,500	McDonald’s Corp.	233,550
11,000	Procter & Gamble Co.	583,000

		1,548,860

Diversified (4.91%):
2,000	Caterpillar Inc.	182,880
27,600	General Electric Company	995,256
15,000	Tyco International	507,000

		1,685,136

Electronics — Manufacturing (0.98%):
28,000	Flextronics International*	337,120

Entertainment (4.71%):
3,500	Station Casinos Inc.	236,425
40,000	Time Warner Inc.*	702,000
19,500	Viacom Inc., Class B	679,185

		1,617,610

Environmental Services (1.14%):
13,500	Waste Management, Inc.	389,475

Financial Services (1.56%):
4,000	American Express Co.	205,480
2,000	Capital One Financial Corp.	149,540
4,000	Citigroup, Inc.	179,760

		534,780

Industrial Goods & Services (0.30%):
1,000	United Technologies Corp.	101,660

Insurance (1.13%):
7,000	American International Group	387,870

Internet Related (1.50%):
12,000	Verisign Inc.*	344,400
5,000	Yahoo Inc.*	169,500

		513,900

*	Represents non-income producing securities.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Growth Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Shares	Description	Value

Common Stocks (Continued):
Leisure (1.06%):
7,000	Carnival Corporation	$362,670

Machinery & Equipment (0.42%):
1,800	Ingersoll-Rand Co.	143,370

Medical Equipment & Supplies (5.92%):
10,000	Biomet Inc.	363,000
6,500	Becton Dickinson & Co.	379,730
10,200	Boston Scientific Corp.*	298,758
4,000	Edwards Lifesciences Corp.*	172,880
16,000	Medtronic, Inc.	815,200

		2,029,568

Medical Specialities (0.51%):
2,000	Express Scripts Inc.*	174,380

Oil & Gas Exploration Product & Services (0.79%):
2,000	Apache Corp.	122,460
4,000	Global SantaFe Corp.	148,160

		270,620

Oil Field Services & Equipment (0.97%):
3,500	Weatherford International Ltd. Bermuda*	202,790
3,000	Halliburton Co.	129,750

		332,540

Oil Service (0.34%):
2,000	Nabors Industries Ltd.*	118,280

Pharmaceuticals (17.54%):
18,000	Abbott Laboratories	839,160
23,000	Johnson & Johnson	1,544,680
10,000	Lilly (Eli) & Co.	521,000
7,500	Novartis AG ADR	350,850
62,000	Pfizer, Inc.	1,628,740
10,000	Sanofi-Aventis ADR	423,400
3,200	Sepracor Inc.*	183,712
17,000	Teva Pharmaceutical Industries, Ltd.	527,000

		6,018,542

Retail — General Merchandise (5.42%):
3,700	Ebay Inc.*	137,862
12,000	Kohl’s Corp.*	619,560
4,000	Target Corp.	200,080
18,000	Wal-Mart Stores	901,980

		1,859,482

Retail — Specialty Stores (1.37%):
15,000	Staples, Inc.	471,450

Semiconductors (7.63%):
24,000	ASML Holdings*	402,480
19,500	Applied Materials Inc.	316,875
50,000	Intel Corporation	1,161,500
5,000	Qlogic Corp.	202,500
21,000	Texas Instruments	535,290

		2,618,645

Technology (0.54%):
3,500	Danaher Corp.	186,935

Technology — Software (0.33%):
15,000	Tibco Software Inc.*	111,750

Tobacco (1.05%):
5,500	Altria Group Inc.	359,645

Telecommunications (2.19%):
18,000	Nextel Communications Inc.*	511,560
15,500	Nokia Corp. SP ADR	239,165

		750,725

Telecommunications — Services & Equipment (0.37%):
30,000	Sonus Networks Inc.*	127,200

	Total Common Stocks	31,713,061

Limited Partnerships (3.26%):
2,986,851	Blue Stream Ventures, L.P.** (1.83 percent of Partnership’s Net Assets)	1,119,744

*	Represents non-income producing securities.
**	This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the investment adviser with Board of Director approval (Note 2).
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Growth Fund (Continued)
Schedule of Portfolio Investments
March 31, 2005

Shares	Description	Value

Mutual Funds (4.42%):
1,516,361	Government Assets Fund 1.98%***	$1,516,360

	Total Investments in Securities (100.11%) (Cost $34,691,201)	$34,349,165
	Other Assets & Liabilities (-0.11%)	(38,264)

	Net Assets (100.00%)	$34,310,901

***	Rate shown is as of March 31, 2005.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Assets and Liabilities
March 31, 2005

		Institutional
	Government	Money	Institutional	Liquid	Municipal
	Assets	Market	Reserves	Assets	Assets
	Fund	Fund	Fund	Fund	Fund

ASSETS:
Investments, at value	$61,927,097	$—	$33,816,041	$74,564,992	$27,110,103
Repurchase agreements	34,816,465	10,123,258	9,819,546	10,710,342	—

Total Investments	96,743,562	10,123,258	43,635,587	85,275,334	27,110,103
Interest and dividends receivable	225,204	796	144,285	497,368	150,750
Receivable from brokers for investments sold	—	—	—	—	—
Receivable for capital shares issued	19,632	—	—	1,150	—
Prepaid expenses	12,278	—	5,957	10,535	15,922

Total Assets	97,000,676	10,124,054	43,785,829	85,784,387	27,276,775

LIABILITIES:
Dividends payable	158,179	10,990	91,144	113,399	24,206
Payable to brokers for investments purchased	—	—	—	—	507,599
Payable for capital shares redeemed	16,396	—	—	102,961	—
Accrued expenses and other payables:
Investment advisory fees	30,326	—	3,833	24,749	7,614
Administration fees	18,196	195	1,988	14,850	4,569
Accounting fees	2,599	—	—	2,121	653
Distribution fees	—	—	—	30,372	1,073
Servicing fees	—	—	—	42,517	1,618
Other	23,936	389	15,852	24,176	6,986

Total Liabilities	249,632	11,574	112,817	355,145	554,318

Net Assets	$96,751,044	$10,112,480	$43,673,012	$85,429,242	$26,722,457

Investments, at cost	$96,743,562	$10,123,258	$43,635,587	$85,275,334	$27,110,103

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Assets and Liabilities (Continued)
March 31, 2005

	Limited		Municipal
	Term Bond	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund

ASSETS:
Investments, at value	$56,862,993	$112,401,108	$38,170,742	$23,860,213	$113,560,201	$34,349,165
Repurchase agreements	—	—	—	—	—	—

Total Investments	56,862,993	112,401,108	38,170,742	23,860,213	113,560,201	34,349,165
Interest and dividends receivable	570,770	909,980	542,074	103,610	140,277	29,784
Receivable from brokers for investments sold	—	—	—	501,863	811,273	—
Receivable for capital shares issued	4,130	52,202	—	1,606	19,805	9,980
Prepaid expenses	7,327	13,118	4,716	3,591	17,283	4,677

Total Assets	57,445,220	113,376,408	38,717,532	24,470,883	114,548,839	34,393,606

LIABILITIES:
Dividends payable	135,811	372,958	101,449	103,862	—	—
Payable to brokers for investments purchased	—	—	—	62,523	694,700	—
Payable for capital shares redeemed	3,044	217,390	—	12,095	152,624	27,572
Accrued expenses and other payables:
Investment advisory fees	24,393	53,271	16,496	15,718	74,242	28,404
Administration fees	6,818	20,340	8,578	3,354	25,737	7,774
Accounting fees	1,463	2,906	990	627	2,970	897
Distribution fees	—	—	—	—	—	—
Servicing fees	—	—	—	—	17,223	—
Other	23,131	37,578	20,911	22,405	48,780	18,058

Total Liabilities	194,660	704,443	148,424	220,584	1,016,276	82,705

Net Assets	$57,250,560	$112,671,965	$38,569,108	$24,250,299	$113,532,563	$34,310,901

Investments, at cost	$57,972,894	$112,568,127	$37,226,201	$21,511,819	$88,137,326	$34,691,201

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Assets and Liabilities (Continued)
March 31, 2005

		Institutional
	Government	Money	Institutional	Liquid	Municipal
	Assets	Market	Reserves	Assets	Assets
	Fund	Fund	Fund	Fund	Fund

NET ASSETS:
Paid-in capital	$96,735,598	$10,112,480	$43,673,012	$85,440,518	$26,722,457
Accumulated undistributed (distributions in excess of) net investment income	15,446	—	—	(109)	—
Net unrealized appreciation (depreciation) on investments	—	—	—	—	—
Accumulated undistributed net realized gains (losses) on investment transactions	—	—	—	(11,167)	—

Net Assets	$96,751,044	$10,112,480	$43,673,012	$85,429,242	$26,722,457

Authorized shares		1,250,000,000	1,250,000,000

Capital shares outstanding, $.001 par value		10,112,480	43,673,012

Net asset value — offering and redemption price per share		$1.00	$1.00

Pricing of S Shares
Net assets applicable to S Shares outstanding				$13,370,532	$2,941,756

Authorized shares				1,250,000,000	1,250,000,000

Shares outstanding, $.001 par value				13,376,609	2,941,756

Net asset value — offering and redemption price per share				$1.00	$1.00

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding				$48,241,002

Authorized shares				1,250,000,000

Shares outstanding, $.001 par value				48,241,328

Net asset value — offering and redemption price per share				$1.00

Pricing of T Shares
Net assets applicable to T Shares outstanding	$96,751,044			$13,460,754	$3,961,290

Authorized shares	1,250,000,000			1,250,000,000	1,250,000,000

Shares outstanding, $.001 par value	96,763,678			13,463,151	3,961,290

Net asset value — offering and redemption price per share	$1.00			$1.00	$1.00

Pricing of I Shares
Net assets applicable to I Shares outstanding				$10,356,954	$19,819,411

Authorized shares				1,250,000,000	1,250,000,000

Shares outstanding, $.001 par value				10,359,323	19,819,411

Net asset value — offering and redemption price per share				$1.00	$1.00

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Assets and Liabilities (Continued)
March 31, 2005

	Limited		Municipal
	Term Bond	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund

NET ASSETS:
Paid-in capital	$60,713,444	$114,818,318	$37,309,829	$29,526,016	$79,774,191	$73,521,969
Accumulated undistributed (distributions in excess of) net investment income	43,167	285,896	(224)	19,064	816,509	—
Net unrealized appreciation (depreciation) on investments	(1,109,901)	(167,019)	944,541	2,348,394	25,422,875	(342,036)
Accumulated undistributed net realized gains (losses) on investment transactions	(2,396,150)	(2,265,230)	314,962	(7,643,175)	7,518,988	(38,869,032)

Net Assets	$57,250,560	$112,671,965	$38,569,108	$24,250,299	$113,532,563	$34,310,901

Authorized shares	800,000,000	809,987,393	800,000,000	800,000,000		800,000,000

Capital shares outstanding, $.001 par value	6,045,837	11,491,840	3,678,393	2,087,038		3,764,496

Net asset value — offering and redemption price per share	$9.47	$9.80	$10.49	$11.62		$9.11

Pricing of S Shares
Net assets applicable to S Shares outstanding					$79,075,297

Authorized shares					800,000,000

Shares outstanding, $.001 par value					5,528,832

Net asset value — offering and redemption price per share					$14.30

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding
Authorized shares
Shares outstanding, $.001 par value
Net asset value — offering and redemption price per share
Pricing of T Shares
Net assets applicable to T Shares outstanding					$34,457,266

Authorized shares					800,000,000

Shares outstanding, $.001 par value					2,368,225

Net asset value — offering and redemption price per share					$14.55

Pricing of I Shares
Net assets applicable to I Shares outstanding
Authorized shares
Shares outstanding, $.001 par value
Net asset value — offering and redemption price per share
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Operations
For the Year Ended March 31, 2005

	Government	Institutional	Institutional	Liquid	Municipal
	Assets	Money Market	Reserves	Assets	Assets
	Fund	Fund*	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$1,811,016	$11,639	$876,482	$1,778,253	$351,231
Dividend income	—	—	—	—	—

Total Income	1,811,016	11,639	876,482	1,778,253	351,231

EXPENSES:
Investment advisory fees	424,184	1,514	171,334	327,092	87,405
Administration fees	222,697	909	102,801	196,255	52,443
Distribution and shareholder service fees	—	—	—	—	—
Distribution and shareholder service fees S Shares	—	—	—	189,087	14,143
Distribution and shareholder service fees S2 Shares	—	—	—	167,319	—
Distribution and shareholder service fees T Shares	265,115	—	—	50,945	8,751
Custody fees	37,660	130	22,474	58,040	9,005
Accounting fees	31,814	130	14,686	28,036	7,492
Legal fees	7,308	—	3,263	6,401	1,717
Audit fees	16,908	324	10,084	17,568	11,498
Directors’ fees	19,149	—	7,623	17,223	4,720
Transfer agent fees	75,656	—	6,718	87,678	24,359
Registration and filing fees	7,989	—	—	6,167	4,023
Printing fees	9,460	—	2,636	7,065	2,385
Insurance expense	19,476	—	9,259	16,231	3,456
Other	7,882	195	3,328	7,920	2,282

Total Expenses	1,145,298	3,202	354,206	1,183,027	233,679
Less: Expenses voluntarily reduced/waived	(318,138)	(2,553)	(271,241)	(141,515)	(31,282)

Net Expenses	827,160	649	82,965	1,041,512	202,397

Net Investment Income	983,856	10,990	793,517	736,741	148,834

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions	—	—	—	—	—
Net change in unrealized depreciation from investments	—	—	—	—	—

Net realized and unrealized gains (losses) from investments	—	—	—	—	—

Change in net assets resulting from operations	$983,856	$10,990	$793,517	$736,741	$148,834

*	The Fund commenced operations on March 7, 2005.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Operations (Continued)
For the Year Ended March 31, 2005

	Limited
	Term Bond		Municipal	Balanced		Growth
	Fund	Bond Fund	Bond Fund	Fund	Equity Fund	Fund

INVESTMENT INCOME:
Interest income	$2,278,326	$5,768,546	$1,699,202	$549,478	$29,111	$19,915
Dividend income	6,840	27,465	—	377,825	2,959,521	693,651

Total Income	2,285,166	5,796,011	1,699,202	927,303	2,988,632	713,566

EXPENSES:
Investment advisory fees	315,200	642,889	204,727	234,815	1,158,650	404,107
Administration fees	163,904	303,911	106,458	81,402	401,665	110,597
Distribution and shareholder service fees	157,600	292,739	102,364	78,272	—	106,344
Distribution and shareholder service fees S Shares	—	—	—	—	241,058	—
Distribution and shareholder service fees S2 Shares	—	—	—	—	—	—
Distribution and shareholder service fees T Shares	—	—	—	—	145,159	—
Custody fees	9,801	17,871	6,025	10,201	15,390	6,314
Accounting fees	18,912	35,067	12,284	9,393	46,347	12,761
Legal fees	4,713	8,541	3,342	2,373	9,818	2,961
Audit fees	12,726	18,867	14,712	10,701	28,033	14,449
Directors’ fees	12,083	22,493	8,843	6,549	28,698	7,774
Transfer agent fees	48,149	77,515	19,925	72,123	174,131	75,191
Registration and filing fees	3,060	5,865	2,584	4,254	13,200	7,141
Printing fees	6,240	9,817	3,471	3,530	16,675	5,159
Insurance expense	11,854	21,276	8,564	5,939	24,235	6,776
Other	20,379	37,270	15,152	7,170	14,223	4,541

Total Expenses	784,621	1,494,121	508,451	526,722	2,317,282	764,115
Less: Expenses voluntarily reduced/waived	(220,066)	(341,038)	(102,364)	(103,564)	(145,159)	(106,344)

Net Expenses	564,555	1,153,083	406,087	423,158	2,172,123	657,771

Net Investment Income	1,720,611	4,642,928	1,293,115	504,145	816,509	55,795

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions	(159,338)	914,128	433,703	1,599,423	13,951,382	(324,592)
Net change in unrealized depreciation from investments	(1,744,562)	(4,012,600)	(1,913,060)	(1,679,409)	(12,987,596)	(2,284,031)

Net realized and unrealized gains (losses) from investments	(1,903,900)	(3,098,472)	(1,479,357)	(79,986)	963,786	(2,608,623)

Change in net assets resulting from operations	$(183,289)	$1,544,456	$(186,242)	$424,159	$1,780,295	$(2,552,828)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets

			Institutional
	Government		Money Market	Institutional		Liquid		Municipal
	Assets Fund		Fund	Reserves Fund		Assets Fund		Assets Fund

	Year	Year	From March 7,	Year	Year	Year	Year	Year	Year
	Ended	Ended	2005 through	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2005	2004	2005	2004	2005	2004

OPERATIONS:
Net investment income	$983,856	$493,630	$10,990	$793,517	$379,261	$736,741	$348,808	$148,834	$94,843
Net realized gains(losses) from investment transactions	—	—	—	—	—	—	—	—	—
Net change in unrealized appreciation(depreciation) from investments	—	—	—	—	—	—	—	—	—

Change in net assets resulting from operations	983,856	493,630	10,990	793,517	379,261	736,741	348,808	148,834	94,843

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Capital Shares	—	—	(10,990)	(793,517)	(379,261)	—	—	—	—
S Shares	—	—	—	—	—	(104,572)	(36,219)	(15,480)	(6,586)
S2 Shares	—	—	—	—	—	(293,767)	(71,171)	—	—
T Shares	(983,856)	(493,630)	—	—	—	(189,661)	(117,581)	(20,825)	(12,693)
I Shares	—	—	—	—	—	(148,741)	(123,837)	(112,529)	(75,564)
From net realized gains:
Capital Shares	—	—	—	—	—	—	—	—	—
S Shares	—	—	—	—	—	—	—	—	—
T Shares	—	—	—	—	—	—	—	—	—

Change in net assets from shareholder distributions	(983,856)	(493,630)	(10,990)	(793,517)	(379,261)	(736,741)	(348,808)	(148,834)	(94,843)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets (Continued)

			Institutional
			Money Market
	Government Assets Fund		Fund	Institutional Reserves Fund		Liquid Assets Fund		Municipal Assets Fund

			From
	Year	Year	March 7, 2005	Year	Year	Year	Year	Year	Year
	Ended	Ended	through	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2005	2004	2005	2004	2005	2004

CAPITAL SHARE
TRANSACTIONS:
Issued:
Capital Shares	—	—	10,726,480	341,975,590	362,761,488	—	—	—	—
S Shares	—	—	—	—	—	100,822,881	315,605,500	6,131,575	12,182,292
S2 Shares	—	—	—	—	—	249,211,827	151,747,648	—	—
T Shares	352,501,493	341,365,663	—	—	—	178,247,680	233,819,183	9,937,198	11,038,014
I Shares	—	—	—	—	—	35,128,546	45,158,342	66,058,434	59,475,096
Reinvestments:
Capital Shares	—	—	—	—	—	—	—	—	—
S Shares	—	—	—	—	—	—	1	—	—
S2 Shares	—	—	—	—	—	—	1,042	—	—
T Shares	150,153	101,931	—	—	—	58,424	39,994	3,115	1,657
I Shares	—	—	—	—	—	21,250	30,820	—	—
Redemptions:
Capital Shares	—	—	(614,000)	(331,336,325)	(329,727,741)	—	—	—	—
S Shares	—	—	—	—	—	(124,589,161)	(352,719,131)	(5,972,939)	(12,391,849)
S2 Shares	—	—	—	—	—	(229,721,091)	(126,956,742)	—	—
T Shares	(353,711,468)	(412,230,533)	—	—	—	(183,649,324)	(244,342,337)	(9,645,393)	(12,866,684)
I Shares	—	—	—	—	—	(47,527,041)	(51,402,884)	(73,710,334)	(65,571,888)

Change in net assets from capital transactions	(1,059,822)	(70,762,939)	10,112,480	10,639,265	33,033,747	(21,996,009)	(29,018,564)	(7,198,344)	(8,133,362)

Change in net assets	(1,059,822)	(70,762,939)	10,112,480	10,639,265	33,033,747	(21,996,009)	(29,018,564)	(7,198,344)	(8,133,362)
NET ASSETS:
Beginning of period	97,810,866	168,573,805	—	33,033,747	—	107,425,251	136,443,815	33,920,801	42,054,163

End of period	$96,751,044	$97,810,866	$10,112,480	$43,673,012	$33,033,747	$85,429,242	$107,425,251	$26,722,457	$33,920,801

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets (Continued)

			Institutional
			Money Market
	Government Assets Fund		Fund	Institutional Reserves Fund		Liquid Assets Fund		Municipal Assets Fund

			From
	Year	Year	March 7, 2005	Year	Year	Year	Year	Year	Year
	Ended	Ended	through	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2005	2004	2005	2004	2005	2004

SHARE TRANSACTIONS:
Issued:
Capital Shares	—	—	10,726,480	341,975,590	362,761,488	—	—	—	—
S Shares	—	—	—	—	—	100,822,881	315,605,500	6,131,575	12,182,292
S2 Shares	—	—	—	—	—	249,211,827	151,747,648	—	—
T Shares	352,501,493	341,365,663	—	—	—	178,247,680	233,819,183	9,937,198	11,038,014
I Shares	—	—	—	—	—	35,128,546	45,158,342	66,058,434	59,475,096
Reinvestments:
Capital Shares	—	—	—	—	—	—	—	—	—
S Shares	—	—	—	—	—	—	1	—	—
S2 Shares	—	—	—	—	—	—	1,042	—	—
T Shares	150,153	101,931	—	—	—	58,424	39,994	3,115	1,657
I Shares	—	—	—	—	—	21,250	30,820	—	—
Redemptions:
Capital Shares	—	—	(614,000)	(331,336,325)	(329,727,741)	—	—	—	—
S Shares	—	—	—	—	—	(124,589,161)	(352,719,132)	(5,972,939)	(12,391,849)
S2 Shares	—	—	—	—	—	(229,721,091)	(126,956,743)	—	—
T Shares	(353,711,468)	(412,230,533)	—	—	—	(183,649,324)	(244,342,335)	(9,645,393)	(12,866,684)
I Shares	—	—	—	—	—	(47,527,041)	(51,402,884)	(73,710,334)	(65,571,888)

Change in shares	(1,059,822)	(70,762,939)	10,112,480	10,639,265	33,033,747	(21,996,009)	(29,018,564)	(7,198,344)	(8,133,362)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets (Continued)

	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2004	2005	2004

OPERATIONS:
Net investment income	$1,720,611	$1,716,907	$4,642,928	$5,263,131	$1,293,115	$1,503,565
Net realized gains (losses) from investment transactions	(159,338)	(1,689,373)	914,128	(1,780,632)	433,703	751,428
Net change in unrealized appreciation (depreciation) from investments	(1,744,562)	2,555,159	(4,012,600)	5,318,956	(1,913,060)	(472,657)

Change in net assets resulting from operations	(183,289)	2,582,693	1,544,456	8,801,455	(186,242)	1,782,336

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Capital Shares	(1,580,322)	(1,716,906)	(4,642,928)	(5,263,130)	(1,293,115)	(1,503,565)
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
From net realized gains:
Capital Shares	—	—	—	—	(578,806)	(399,952)
S Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
Return of capital	(140,289)	—	—	—	—	—

Change in net assets from shareholder distributions	(1,720,611)	(1,716,906)	(4,642,928)	(5,263,130)	(1,871,921)	(1,903,517)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets (Continued)

	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2004	2005	2004

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	11,800,804	19,367,120	14,709,193	20,961,175	2,833,158	2,236,067
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Reinvestments:
Capital Shares	530,629	672,307	1,165,191	1,466,623	126,649	199,476
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Redemptions:
Capital Shares	(19,058,028)	(13,769,806)	(25,600,415)	(31,765,642)	(5,852,325)	(5,981,635)
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—

Change in net assets from capital transactions	(6,726,595)	6,269,621	(9,726,031)	(9,337,844)	(2,892,518)	(3,546,092)

Change in net assets	(8,630,495)	7,135,408	(12,824,503)	(5,799,519)	(4,950,681)	(3,667,273)
NET ASSETS:
Beginning of period	65,881,055	58,745,647	125,496,468	131,295,987	43,519,789	47,187,062

End of period	$57,250,560	$65,881,055	$112,671,965	$125,496,468	$38,569,108	$43,519,789

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets (Continued)

	Limited Term Bond Fund		Bond Fund		Municipal Bond Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2004	2005	2004

SHARE TRANSACTIONS:
Issued:
Capital Shares	1,230,705	1,985,813	1,482,568	2,102,701	262,207	202,305
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Reinvestments:
Capital Shares	52,202	69,222	118,463	147,944	11,755	18,086
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Redemptions:
Capital Shares	(1,983,773)	(1,414,025)	(2,591,749)	(3,199,576)	(543,364)	(538,015)
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—

Change in shares	(700,866)	641,010	(990,718)	(948,931)	(269,402)	(317,624)

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets (Continued)

	Balanced Fund		Equity Fund		Growth Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2004	2005	2004

OPERATIONS:
Net investment income (loss)	$504,145	$389,993	$816,509	$(293,292)	$55,795	$(296,376)
Net realized gains (losses) from investment transactions	1,599,423	449,281	13,951,382	25,997,218	(324,592)	4,857,825
Net change in unrealized appreciation (depreciation) from investments	(1,679,409)	5,386,492	(12,987,596)	22,612,956	(2,284,031)	8,873,314

Change in net assets resulting from operations	424,159	6,225,766	1,780,295	48,316,882	(2,552,828)	13,434,763

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Capital Shares	(504,145)	(389,989)	—	—	—	—
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
From net realized gains:
Capital Shares	—	—	—	—	—	—
S Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—

Change in net assets from shareholder distributions	(504,145)	(389,989)	—	—	—	—

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets (Continued)

	Balanced Fund		Equity Fund		Growth Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2004	2005	2004

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	2,833,089	4,679,226	—	—	7,115,188	17,999,502
S Shares	—	—	6,054,576	12,997,047	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	1,216,647	4,149,333	—	—
I Shares	—	—	—	—	—	—
Reinvestments:
Capital Shares	490,654	428,353	—	—	—	—
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Redemptions:
Capital Shares	(17,213,107)	(9,701,223)	—	—	(20,507,754)	(17,284,976)
S Shares	—	—	(42,412,309)	(35,685,455)	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	(58,716,257)	(26,919,720)	—	—
I Shares	—	—	—	—	—	—

Change in net assets from capital transactions	(13,889,364)	(4,593,644)	(93,857,343)	(45,458,795)	(13,392,566)	13,714,526

Change in net assets	(13,969,350)	1,242,133	(92,077,048)	2,858,087	(15,945,394)	14,149,289
NET ASSETS:
Beginning of period	38,219,649	36,977,516	205,609,611	202,751,524	50,256,295	36,107,006

End of period	$24,250,299	$38,219,649	$113,532,563	$205,609,611	$34,310,901	$50,256,295

See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Statements of Changes in Net Assets (Continued)

	Balanced Fund		Equity Fund		Growth Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2005	2004	2005	2004	2005	2004

SHARE TRANSACTIONS:
Issued:
Capital Shares	245,124	417,194	—	—	782,126	2,023,581
S Shares	—	—	434,707	982,838	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	86,620	314,773	—	—
I Shares	—	—	—	—	—	—
Reinvestments:
Capital Shares	42,199	39,717	—	—	—	—
S Shares	—	—	—	—	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	—	—	—	—
I Shares	—	—	—	—	—	—
Redemptions:
Capital Shares	(1,486,783)	(866,864)	—	—	(2,260,221)	(1,991,136)
S Shares	—	—	(3,031,165)	(2,691,509)	—	—
S2 Shares	—	—	—	—	—	—
T Shares	—	—	(4,225,014)	(1,995,908)	—	—
I Shares	—	—	—	—	—	—

Change in shares	(1,199,460)	(409,953)	(6,734,852)	(3,389,806)	(1,478,095)	32,445

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements
March 31, 2005

1.	Organization:
IMG Mutual Funds, Inc. was incorporated on November 16, 1994 and capitalized on May 1, 1995. IMG Mutual Funds, Inc. was renamed Vintage Mutual Funds, Inc., (the “Funds”), in February 1998. The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end management investment company issuing its shares in eleven portfolios. The Funds currently consist of the following diversified portfolios (individually, a “Fund”): Government Assets Fund, Institutional Money Market Fund (commencement of operations on March 7, 2005), Institutional Reserves Fund, Liquid Assets Fund, Municipal Assets Fund, Vintage Limited Term Bond Fund (“Limited Term Bond Fund”), Vintage Bond Fund (“Bond Fund”), Vintage Municipal Bond Fund (“Municipal Bond Fund”), Vintage Balanced Fund (“Balanced Fund”), Vintage Equity Fund (“Equity Fund”), and Vintage Growth Fund (“Growth Fund”).
Liquid Assets Fund and Municipal Assets Fund offer four and three classes of shares, respectively. S and S2 Shares are offered to customers of banks. S and S2 Shares are normally offered through financial institutions providing automatic “sweep” investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers’ accounts. I Shares may be purchased by individual and institutional investors directly from BISYS Fund Services Limited Partnership (the “Distributor”).
The Equity Fund offers two classes of shares. T Shares are offered solely to fiduciary accounts of AMCORE Investment Group, over which AMCORE Investment Group exercises investment discretion. The Equity Fund also offers S Shares to those who do not qualify for T Shares.
Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
Securities Valuation
Investments of the Government Assets Fund, Institutional Money Market Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund (the “Money Market Funds”) are valued at amortized cost,

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2005
which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on a constant basis to the maturity of the security.
Investments of the Limited Term Bond Fund, Bond Fund, Municipal Bond Fund, Balanced Fund, Equity Fund, and Growth Fund (collectively the “Variable Net Asset Funds”) for which the primary market is a national securities exchange are valued at the last reported sale price or official closing price, on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the latest available bid quotation. Substantially all fixed-income securities are valued each business day as of the close of regular trading by one or more independent pricing services (the “Pricing Services”) approved by the Fund’s Board of Directors (the “Board”). When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the bid price, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Fixed income securities having maturities of 60 days or less are valued at amortized cost. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Board. The difference between the cost and market values of investments held by the variable net asset funds is reflected as either unrealized appreciation or depreciation.
Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Interest income is recognized on the accrual basis and includes, when applicable, the pro rata amortization of premium or accretion of discount. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.
Repurchase Agreements
The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment advisor, Investors Management Group, (“IMG”), deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2005
Loan Certificates
The Liquid Assets Fund invests in Farmer’s Home Administration Guaranteed Loan Certificates (“FmHA”) which represent interests in the guaranteed portion of FmHA loans issued by one or more guaranteed loan trusts subject to repurchase on no more than five business days’ written notice. The FmHAs are diversified through limitations on certificates sold by any one individual bank.
Limited Partnerships
The Growth Fund has committed to invest $5,000,000 in BlueStream Ventures, L.P., a venture capital limited partnership. As of March 31, 2005, the Fund had invested $3,400,000. Direct investments are recorded when capital contributions are made. This is an illiquid security, which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued at fair market value as determined in good faith by the investment adviser under the supervision of the Fund’s Board of Directors. That estimated fair value may differ significantly from the values that would have been used had a ready market for the investment existed, and the differences could be material.
Securities Purchased on a When-Issued or Delayed-Delivery Basis
Each fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.
Dividends to Shareholders
Dividends from net investment income are declared daily and paid monthly for the Government Assets Fund, Institutional Money Market Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund. Dividends from net investment income are declared and paid monthly for the Limited Term Bond Fund, Bond Fund, and Municipal Bond Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Balanced Fund, Equity Fund, and Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.
The dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal treatment; temporary differences do not require reclassification.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2005
Bank Line of Credit
The Funds have a $5,000,000 bank line of credit agreement with the Bank of New York. The Funds did not borrow from the line during the year ended March 31, 2005.
Expenses
Expenses attributable to a Fund are charged to that Fund; other expenses of the Funds are prorated to the Funds on the basis of each Fund’s relative net assets or on another reasonable basis.

3.	Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2005 are as follows:

		Proceeds
	Purchases	from Sales

Limited Term Bond Fund	$25,835,000	$30,761,301
Bond Fund	$50,329,327	$57,816,061
Municipal Bond Fund	$15,153,865	$19,217,911
Balanced Fund	$12,048,665	$24,047,018
Equity Fund	$59,768,416	$152,427,244
Growth Fund	$23,425,853	$37,941,089

4.	Related Party Transactions:
Under the terms of its Investment Advisory Agreement, IMG, an indirect wholly owned subsidiary of AMCORE Financial, Inc. (“AMCORE”), is entitled to receive fees computed daily on a percentage of the average daily net assets of each fund as follows:

Government Assets Fund	0.40%
Institutional Money Market Fund	0.35%
Institutional Reserves Fund	0.35%
Liquid Assets Fund	0.35%
Municipal Assets Fund	0.35%
Limited Term Bond Fund	0.50%
Bond Fund	0.55%
Municipal Bond Fund	0.50%
Balanced Fund	0.75%
Equity Fund	0.75%
Growth Fund	0.95%
IMG voluntarily limited advisory fees for the Government Assets Fund to 0.35 percent, Institutional Reserves Fund to 0.10 percent and voluntarily waived all advisory fees for the Institutional Money Market Fund.
The Funds have entered into a management and administration agreement with IMG pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Money Market Funds and 0.26 percent of the average daily net assets for the Variable Net Asset Funds. IMG

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2005
voluntarily limited administrative fees for the Institutional Money Market Fund to 0.045 percent, Institutional Reserves Fund to 0.05 percent, Limited Term Bond Fund to 0.14 percent, Bond Fund to 0.21 percent, and Balanced Fund to 0.16 percent.
IMG also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services. IMG voluntarily waived all fund accounting fees for the Institutional Money Market Fund and Institutional Reserves Fund.
The Funds have adopted an Administrative Services Plan (the “Services Plan”) pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a “Participating Organization”), which may include AMCORE, its correspondent and affiliated banks, which agree to provide recordkeeping and/or administrative support services for their customers or account holders (collectively, “customers”) who are beneficial or record owner of shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of shares of that Fund owned beneficially or of record by such Participating Organization’s customers for whom the Participating Organization provides such services. At March 31, 2005, the Funds are required to pay servicing fees as follows: 0.25 percent on S shares of the Liquid Assets, Municipal Assets, and Equity Funds, 0.25 percent on S2 shares of the Liquid Assets Fund, and 0.15 percent on T shares of the Liquid Assets and Municipal Assets Funds. During the year IMG limited administrative service fees on S shares of Liquid Assets Fund and Municipal Assets Fund, and S2 shares of Liquid Assets Fund and supplemented the portion of fees waived at the Fund level to the Participating Organization. During the year ended March 31, 2005, AMCORE recorded revenue of $39,833, $8,345, and $248,194 for administrative service fees from the Liquid Assets Fund, Municipal Assets Fund, and Equity Fund, respectively.
BISYS Fund Services Limited Partnership serves as distributor to the Fund pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agreement with the Funds, but may receive compensation under a Distribution and Shareholder Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE, or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.50 percent on S Shares of the Liquid Assets Fund and 0.25 percent on all other Classes and Funds. Currently, such fees are limited to 0.40 percent for S Shares of the Liquid Assets Fund, 0.15 percent for S2 Shares of the Liquid Assets Fund, 0.15 percent for S Shares of the Municipal Assets Fund and 0.00 percent for all other Classes and Funds. However, IMG as Adviser and Administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund. During the year IMG limited distribution fees on S shares of Liquid Assets Fund and Municipal Assets Fund, and S2 shares of Liquid Assets Fund and supplemented the portion of fees waived at the Fund level to the Participating Organization. During the year ended

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2005
March 31, 2005, AMCORE received $5,559 and $716 for distribution fees from the Liquid Assets Fund, and Municipal Assets Fund, respectively.
IMG also serves as the Fund’s transfer agent to certain classes of the Institutional Money Market Fund, Institutional Reserves Fund, S, S2, and I Share classes of Liquid Assets Fund and S and I Share classes of Municipal Assets Fund. IMG is paid a fee for Transfer Agency Services based on the number of shareholder accounts serviced. BISYS Fund Services Limited Partnership serves as transfer agent to the other classes and Funds pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services.

5.	Federal Income Taxes:
Each Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund.
The amounts of aggregate unrealized gain (loss) and the cost of investment securities as of March 31, 2005 for tax purposes follow:

			Net
	Aggregate	Aggregate	Unrealized	Cost of
	Unrealized Gain	Unrealized (Loss)	Gain (Loss)	Investments

Government Assets Fund	—	—	—	$96,743,562
Institutional Money Market Fund	—	—	—	$10,123,258
Institutional Reserves Fund	—	—	—	$43,635,587
Liquid Assets Fund	—	—	—	$85,275,334
Municipal Assets Fund	—	—	—	$27,110,103
Limited Term Bond Fund	$87,095	$(1,024,580)	$(937,485)	$57,800,478
Bond Fund	$1,204,636	$(1,428,321)	$(223,685)	$112,624,793
Municipal Bond Fund	$1,118,283	$(173,742)	$944,541	$37,226,201
Balanced Fund	$2,924,320	$(614,686)	$2,309,684	$21,550,579
Equity Fund	$27,763,600	$(2,602,399)	$25,161,201	$88,399,000
Growth Fund	$3,149,207	$(2,140,006)	$1,009,201	$33,339,964
Distributable earnings as of March 31, 2005 for tax purposes follow:

	Distributable Earnings

	Ordinary	Long-term	Tax
	Income	Gains (Losses)	Exempt

Government Assets Fund	$173,625	—	—
Institutional Money Market Fund	$10,990
Institutional Reserves Fund	$91,144	—	—
Liquid Assets Fund	$113,399	—	—
Municipal Assets Fund	$—	—	$24,206
Limited Term Bond Fund	$—	—	—
Bond Fund	$658,798	—	—
Municipal Bond Fund	—	$314,963	$101,225
Balanced Fund	$122,926	—	—
Equity Fund	816,509	7,780,661	—
Growth Fund	—	—	—

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2005
Distributions for the year ended March 31, 2005 for tax purposes follow:

	Tax Distributions

	Ordinary	Long-term	Tax	Return
	Income	Capital Gains	Exempt	of Capital

Government Assets Fund	$852,808	—	—	—
Institutional Money Market Fund	$—	—	—	—
Institutional Reserves Fund	$730,890	—	—	—
Liquid Assets Fund	$644,172	—	—	—
Municipal Assets Fund	—	—	$131,295	—
Limited Term Bond Fund	$1,585,042	—	—	$140,289
Bond Fund	$4,699,078	—	—	—
Municipal Bond Fund	—	$578,806	$1,314,687	—
Balanced Fund	$498,690	—	—	—
Equity Fund	—	—	—	—
Growth Fund	—	—	—	—
Capital loss carryovers are available to offset future realized capital gains for Federal income tax purposes. The following shows the totals by year in which capital loss carryovers will expire if not used:

	Liquid	Limited Term
	Assets Fund	Bond Fund	Bond Fund	Balanced Fund	Growth Fund

March 31, 2006
March 31, 2007		$434
March 31, 2008		$32,964
March 31, 2009		$496,477	$415,441
March 31, 2010				$486,352	$16,368,811
March 31, 2011	$4,519	$17,563		$5,873,437	$22,304,151
March 31, 2012	$6,648	$1,659,350	$1,793,103	$1,244,627	$568,665
March 31, 2013		$88,259			$978,641

Total Carryover	$11,167	$2,295,047	$2,208,544	$7,604,416	$40,220,268

Capital loss carryovers utilized during the year ended March 31, 2005 follow:

Utilized

Bond Fund	$970,794
Balanced Fund	$1,638,183
Equity Fund	$6,432,393
At March 31, 2005, the Limited Term Bond Fund had $94,541 in deferred capital losses occurring subsequent to October 31, 2004. For tax purposes, such losses will be reflected in the year ending March 31, 2006.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Continued)
March 31, 2005

6.	Other Tax Information (Unaudited):
The Balanced Fund designated $378,890 of qualified dividend income distributions for the fiscal year ended March 31, 2005. For Corporate taxpayers, 75.98 percent of the Balanced Fund’s ordinary income distribution paid during fiscal year ended March 31, 2005 qualified for Corporate dividends received deduction.
The Municipal Bond Fund designated $578,806 of capital gain dividends for the fiscal year ended March 31, 2005. The Municipal Assets Fund and Municipal Bond Fund designated $131,295 and $1,314,687, respectively, of tax exempt dividends for the fiscal year ended March 31, 2005.

(This page intentionally left blank)

VINTAGE MUTUAL FUNDS, INC.
Financial Highlights

		Investment Activities			Dividends and Distributions

							Total
	NAV	Net	Net Realized/	Total from	From Net	From Net	Dividends	NAV
	Beginning	Investment	Unrealized	Investment	Investment	Realized	and	End
	of Period	Income (Loss)	Gains (Losses)	Activities	Income	Gains	Distributions	of Period

Government Assets Fund “T” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Institutional Money Market Fund
From March 7, 2005 through March 31, 2005	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Institutional Reserves Fund
Year Ended March 31, 2005	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2004	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Liquid Assets Fund “S” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Liquid Assets Fund “S2” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Liquid Assets Fund “T” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Liquid Assets Fund “I” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2004	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Municipal Assets Fund “S” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2002	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Municipal Assets Fund “T” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Municipal Assets Fund “I” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	$1.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
See notes to financial statements.

Total Return / Ratios / Supplementary Data

		Ratio of		Ratio of Net		Ratio of		Ratio of Net
	Net Assets	Expenses to		Investment		Expenses to		Investment
Total	End of Period	Average		Income (Loss) to		Average		Income (Loss) to
Return	(000 omitted)	Net Assets		Average Net Assets		Net Assets*		Average Net Assets*

0.95%	$96,751	0.78%		0.93%		1.08%		0.63%
0.40%	$97,811	0.75%		0.41%		0.81%		0.36%
0.96%	$168,574	0.72%		0.95%		0.77%		0.90%
2.66%	$134,316	0.68%		2.69%		0.73%		2.64%
5.73%	$170,838	0.68%		5.59%		0.73%		5.54%

0.17%**	$10,112	0.15	%***	2.54	%***	0.74	%***	1.95	%***
1.59%	$43,673	0.17%		1.62%		0.72%		1.07%
1.03%	$33,034	0.14%		1.00%		0.68%		0.46%

0.56%	$13,371	1.32%		0.41%		1.58%		0.16%
0.08%	$37,139	1.37%		0.08%		1.55%		(0.10%)
0.56%	$74,250	1.36%		0.56%		—		—
2.22%	$79,744	1.36%		2.14%		—		—
5.26%	$77,849	1.36%		5.13%		—		—

0.77%	$48,241	1.16%		0.88%		1.33%		0.71%
0.29%	$28,748	1.12%		0.29%		1.30%		0.10%
0.81%	$3,958	1.11%		0.86%		—		—
2.48%	$8,519	1.11%		2.44%		—		—
5.52%	$9,139	1.11%		5.39%		—		—

0.94%	$13,461	0.98%		0.93%		1.08%		0.83%
0.41%	$18,804	0.87%		0.41%		1.05%		0.23%
1.06%	$29,287	0.86%		1.09%		—		—
2.73%	$44,038	0.86%		2.57%		—		—
5.80%	$30,590	0.86%		5.65%		—		—

1.09%	$10,357	0.83%		1.03%		—		—
0.56%	$22,734	0.62%		0.56%		0.80%		0.38%
1.22%	$28,948	0.71%		1.21%		—		—
2.89%	$43,041	0.71%		2.72%		—		—
5.94%	$32,061	0.71%		5.78%		—		—

0.54%	$2,942	0.90%		0.55%		1.34%		0.10%
0.23%	$2,783	1.20%		0.24%		1.65%		(0.21%)
0.35%	$2,993	1.10%		0.33%		1.17%		0.26%
1.47%	$2,151	1.11%		1.40%		—		—
3.07%	$2,403	1.12%		3.09%		—		—

0.58%	$3,961	0.85%		0.59%		1.09%		0.35%
0.26%	$3,666	0.95%		0.26%		1.16%		0.05%
0.55%	$5,493	0.92%		0.56%		—		—
1.70%	$6,053	0.86%		1.67%		—		—
3.31%	$6,054	0.87%		3.26%		—		—

0.64%	$19,819	0.79%		0.60%		0.84%		0.55%
0.30%	$27,471	0.70%		0.31%		—		—
0.70%	$33,568	0.77%		0.68%		—		—
1.88%	$26,516	0.71%		1.82%		—		—
3.48%	$27,330	0.72%		3.41%		—		—

*	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

**	Total return is for the period and has not been annualized.

***	Ratios are annualized.
See notes to financial statements.

VINTAGE MUTUAL FUNDS, INC.
Financial Highlights (Continued)

		Investment Activities			Dividends and Distributions
								Total
	NAV	Net	Net Realized/	Total from	From Net	From Net		Dividends	NAV
	Beginning	Investment	Unrealized	Investment	Investment	Realized	Return of	and	End
	of Period	Income (Loss)	Gains (Losses)	Activities	Income	Gains	Capital	Distributions	of Period

Limited Term Bond Fund
Year Ended March 31, 2005	$9.76	0.26	(0.29)	(0.03)	(0.24)	0.00	(0.02)	(0.26)	$9.47
Year Ended March 31, 2004	$9.62	0.28	0.14	0.42	(0.28)	0.00	0.00	(0.28)	$9.76
Year Ended March 31, 2003	$9.98	0.47	(0.36)	0.11	(0.47)	0.00	0.00	(0.47)	$9.62
Year Ended March 31, 2002	$9.94	0.55	0.03	0.58	(0.54)	0.00	0.00	(0.54)	$9.98
Year Ended March 31, 2001	$9.63	0.54	0.31	0.85	(0.54)	0.00	0.00	(0.54)	$9.94
Bond Fund
Year Ended March 31, 2005	$10.05	0.40	(0.25)	0.15	(0.40)	0.00	0.00	(0.40)	$9.80
Year Ended March 31, 2004	$9.78	0.41	0.28	0.69	(0.42)	0.00	0.00	(0.42)	$10.05
Year Ended March 31, 2003	$9.94	0.58	(0.14)	0.44	(0.59)	(0.01)	0.00	(0.60)	$9.78
Year Ended March 31, 2002	$9.97	0.56	(0.03)	0.53	(0.56)	0.00	0.00	(0.56)	$9.94
Year Ended March 31, 2001	$9.53	0.61	0.44	1.05	(0.61)	0.00	0.00	(0.61)	$9.97
Municipal Bond Fund
Year Ended March 31, 2005	$11.02	0.34	(0.38)	(0.04)	(0.34)	(0.15)	0.00	(0.49)	$10.49
Year Ended March 31, 2004	$11.06	0.37	0.07	0.44	(0.38)	(0.10)	0.00	(0.48)	$11.02
Year Ended March 31, 2003	$10.54	0.40	0.54	0.94	(0.40)	(0.02)	0.00	(0.42)	$11.06
Year Ended March 31, 2002	$10.68	0.41	(0.14)	0.27	(0.41)	0.00	0.00	(0.41)	$10.54
Year Ended March 31, 2001	$10.24	0.42	0.44	0.86	(0.42)	0.00	0.00	(0.42)	$10.68
Balanced Fund
Year Ended March 31, 2005	$11.63	0.20	(0.01)	0.19	(0.20)	0.00	0.00	(0.20)	$11.62
Year Ended March 31, 2004	$10.00	0.11	1.63	1.74	(0.11)	0.00	0.00	(0.11)	$11.63
Year Ended March 31, 2003	$12.54	0.16	(2.54)	(2.38)	(0.16)	0.00	0.00	(0.16)	$10.00
Year Ended March 31, 2002	$12.80	0.20	(0.26)	(0.06)	(0.20)	0.00	0.00	(0.20)	$12.54
Year Ended March 31, 2001	$16.58	0.31	(2.72)	(2.41)	(0.31)	(1.06)	0.00	(1.37)	$12.80
Equity Fund S Shares
Year Ended March 31, 2005	$13.96	0.09	0.25	0.34	0.00	0.00	0.00	0.00	$14.30
Year Ended March 31, 2004	$11.19	(0.03)	2.80	2.77	0.00	0.00	0.00	0.00	$13.96
Year Ended March 31, 2003	$15.83	(0.04)	(4.60)	(4.64)	0.00	0.00	0.00	0.00	$11.19
Year Ended March 31, 2002	$16.44	(0.09)	(0.52)	(0.61)	0.00	0.00	0.00	0.00	$15.83
Year Ended March 31, 2001	$23.28	(0.09)	(4.94)	(5.03)	0.00	(1.81)	0.00	(1.81)	$16.44
Equity Fund T Shares
Year Ended March 31, 2005	$14.17	0.14	0.24	0.38	0.00	0.00	0.00	0.00	$14.55
Year Ended March 31, 2004	$11.33	0.00	2.84	2.84	0.00	0.00	0.00	0.00	$14.17
Year Ended March 31, 2003	$15.99	(0.01)	(4.65)	(4.66)	0.00	0.00	0.00	0.00	$11.33
Year Ended March 31, 2002	$16.56	(0.04)	(0.53)	(0.57)	0.00	0.00	0.00	0.00	$15.99
Year Ended March 31, 2001	$23.38	(0.03)	(4.98)	(5.01)	0.00	(1.81)	0.00	(1.81)	$16.56
Growth
Year Ended March 31, 2005	$9.59	0.00	(0.48)	(0.48)	0.00	0.00	0.00	0.00	$9.11
Year Ended March 31, 2004	$6.93	(0.06)	2.72	2.66	0.00	0.00	0.00	0.00	$9.59
Year Ended March 31, 2003	$10.51	(0.05)	(3.53)	(3.58)	0.00	0.00	0.00	0.00	$6.93
Year Ended March 31, 2002	$11.03	(0.09)	(0.35)	(0.44)	0.00	(0.08)	0.00	(0.08)	$10.51
Year Ended March 31, 2001	$20.49	(0.10)	(5.93)	(6.03)	0.00	(3.43)	0.00	(3.43)	$11.03
See notes to financial statements.

Total Return / Ratios / Supplementary Data

		Ratio of	Ratio of Net	Ratio of	Ratio of Net
	Net Assets	Expenses to	Investment	Expenses to	Investment
Total	End of Period	Average	Income (Loss) to	Average	Income (Loss) to	Portfolio
Return	(000 omitted)	Net Assets	Average Net Assets	Net Assets*	Average Net Assets*	Turnover

(0.27)%	$57,251	0.89%	2.72%	1.24%	2.38%	43.35%
4.37%	$65,881	0.96%	2.85%	—	—	73.81%
1.13%	$58,746	0.92%	4.73%	—	—	55.05%
5.96%	$54,153	0.93%	5.43%	—	—	47.31%
9.06%	$47,754	0.90%	5.48%	—	—	49.54%

1.47%	$112,672	0.98%	3.97%	1.28%	3.67%	46.31%
7.08%	$125,496	0.99%	4.12%	—	—	79.75%
4.46%	$131,296	0.95%	5.78%	—	—	32.67%
5.20%	$143,385	0.99%	5.79%	—	—	41.67%
11.37%	$36,340	0.99%	6.33%	—	—	17.62%

(0.34)%	$38,569	0.99%	3.15%	1.24%	2.90%	37.92%
3.91%	$43,520	0.93%	3.30%	—	—	24.51%
9.06%	$47,187	0.85%	3.60%	—	—	9.95%
2.41%	$46,695	0.91%	3.81%	—	—	27.61%
8.59%	$47,274	0.86%	4.03%	—	—	21.11%

1.61%	$24,250	1.35%	1.61%	1.68%	1.28%	39.63%
17.46%	$38,220	1.37%	1.00%	—	—	75.52%
(18.88)%	$36,978	1.25%	1.46%	—	—	36.19%
(0.45)%	$56,945	1.19%	1.56%	—	—	38.28%
(15.39)%	$68,114	1.12%	2.03%	—	—	45.49%

2.44%	$79,075	1.50%	0.49%	—	—	39.55%
24.75%	$113,425	1.49%	(0.25)%	—	—	83.72%
(29.31)%	$110,017	1.41%	(0.30)%	—	—	38.63%
(3.65)%	$204,521	1.39%	(0.52)%	—	—	58.75%
(22.98)%	$232,217	1.39%	(0.40)%	—	—	71.85%

2.69%	$34,457	1.25%	0.59%	1.50%	0.34%	39.55%
25.07%	$92,185	1.24%	0.00%	—	—	83.72%
(29.14)%	$92,735	1.16%	(0.05)%	—	—	38.63%
(3.44)%	$162,622	1.14%	(0.27)%	—	—	58.75%
(22.79)%	$182,099	1.14%	(0.15)%	—	—	71.85%

(5.01)%	$34,311	1.54%	0.13%	1.79%	(0.12)%	57.72%
38.38%	$50,256	1.53%	(0.66)%	—	—	143.93%
(34.06)%	$36,107	1.52%	(0.68)%	—	—	80.30%
(4.12)%	$94,754	1.36%	(0.81)%	—	—	106.39%
(32.83)%	$105,225	1.33%	(0.66)%	—	—	183.82%

*	During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
See notes to financial statements.

Report of Independent Registered Public Accounting Firm	Vintage Mutual Funds, Inc.

To the Shareholders and Board of Directors of
Vintage Mutual Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Vintage Balanced Fund, Vintage Bond Fund, Vintage Equity Fund, Vintage Growth Fund, Vintage Limited Term Bond Fund, Vintage Municipal Bond Fund, Government Assets Fund, Institutional Money Market Fund, Institutional Reserves Fund, Liquid Assets Fund and Municipal Assets Fund (the “Funds”) comprising Vintage Mutual Funds, Inc., as of March 31, 2005, and the related statements of operations for the fiscal period then ended, and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented in the three-year period ended March 31, 2003 were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising Vintage Mutual Funds, Inc., as of March 31, 2005, the results of their operations for the fiscal period then ended, the changes in their net assets and their financial highlights for the periods presented (except as noted above in reference to the reports of other auditors), in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Kansas City, Missouri
May 19, 2005

Directors and Officers	Vintage Mutual Funds, Inc.

The following table contains basic information regarding directors and officers, respectively, that oversee operations of the Vintage Funds complex.

		Term of		Number of
		Office and		Portfolios	Other
	Position	Length of	Principal	Overseen	Directorships
Name, Contact,	held with	Time	Occupations During	by	held Outside of
Address and Age	Vintage	Served	Past Five Years	Director	Vintage

Independent Directors:

William J. Howard 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 59	Director	Since 1998	Attorney, William J. Howard Attorney at Law from 1998 to present; Attorney, Brassfield, Cowan and Howard from 1973 to 1998	11	None

Debra L. Johnson Jones, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 44	Director	Since 1998	President, Vodaci Technologies from 2000 to present; VP and CFO, Business Publications from 1990 to 2000	11	None

Fred Lorber, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 81	Director	Since 1998	Retired	11	None

Edward J. Stanek, Ph.D. 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 58	Director	Since 1998	President and CEO, Iowa Lottery from 1985 to present; Chairman, International Game Group from 2000 to present; Senior Vice President, World Lottery Association from 1999 to present	11	None

Steven Zumbach, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 55	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	11	None

Directors and Officers	Vintage Mutual Funds, Inc.

		Term of		Number of
		Office and		Portfolios	Other
	Position	Length of	Principal	Overseen	Directorships
Name, Contact,	held with	Time	Occupations During	by	held Outside of
Address and Age	Vintage	Served	Past Five Years	Director	Vintage

Interested Director:

Joseph B. McGougan, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 44	Director	Since 2004	Founding officer of AMCORE Mortgage, Inc. from 1987 to present; President and Chief Executive Officer, AMCORE Mortgage, Inc. from 1993 to present	11	None

Officers:

Jeffrey D. Lorenzen 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 39	President	Since 2005	President and CIO, Investors Management Group, has been with Investors Management Group since 1992.	N/ A	N/ A

Patricia Bonavia, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 54	Vice President	Since 1998	Director, Investors Management Group from 1998 to present; President, AMCORE Investment Services, Inc. from 1998 to present	N/ A	N/ A

Amy Mitchell, 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 35	Secretary/ Treasurer	Since 1998	Vice President, Investors Management Group; Director of Fund Administration, Investors Management Group 1990 to present	N/ A	N/ A

The Statement of Additional Information (SAI) has additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-798-1819.

VINTAGE MUTUAL FUNDS, INC.
Additional Information (Unaudited)
March 31, 2005
1. About Your Fund Expenses
It is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and service fees, and other fund expenses. Expenses, which are deducted from a fund’s investment income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005. The table on page 84 illustrates your fund’s costs in two ways:

1.	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

2.	Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Your fund does not carry a “sales load” or transaction fee. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

VINTAGE MUTUAL FUNDS, INC.
Additional Information (Unaudited) (Continued)
March 31, 2005

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	10/1/2004	3/31/2005	10/1/04-3/31/05	Ratio*

Based on Actual Fund Return
Money Market Funds:
Government Assets Fund	$1,000.00	$1,009.48	$3.91	0.78%
Institutional Money Market Fund	1,000.00	1,001.69	0.75	0.15%
Institutional Reserves Fund	1,000.00	1,015.92	0.85	0.17%
Liquid Assets Fund S Shares	1,000.00	1,005.57	6.60	1.32%
Liquid Assets Fund S2 Shares	1,000.00	1,007.76	5.81	1.16%
Liquid Assets Fund T Shares	1,000.00	1,009.44	4.91	0.98%
Liquid Assets Fund I Shares	1,000.00	1,010.96	4.16	0.83%
Municipal Assets Fund S Shares	1,000.00	1,005.40	4.50	0.90%
Municipal Assets Fund T Shares	1,000.00	1,005.84	4.25	0.85%
Municipal Assets Fund I Shares	1,000.00	1,006.42	3.95	0.79%
Fixed Income Funds:
Limited Term Bond Fund	1,000.00	970.29	4.37	0.89%
Bond Fund	1,000.00	975.12	4.83	0.98%
Municipal Bond Fund	1,000.00	951.91	4.82	0.99%
Balanced Fund	1,000.00	999.14	6.73	1.35%
Equity Funds:
Equity Fund S Shares	1,000.00	1,024.36	7.57	1.50%
Equity Fund T Shares	1,000.00	1,029.00	6.32	1.25%
Growth Fund	1,000.00	949.95	7.49	1.54%

Based on Hypothetical 5% Return
Money Market Funds:
Government Assets Fund	$1,000.00	$1,021.04	$3.93	0.78%
Institutional Money Market Fund	1,000.00	1,024.18	0.76	0.15%
Institutional Reserves Fund	1,000.00	1,024.08	0.86	0.17%
Liquid Assets Fund S Shares	1,000.00	1,018.35	6.64	1.32%
Liquid Assets Fund S2 Shares	1,000.00	1,019.15	5.84	1.16%
Liquid Assets Fund T Shares	1,000.00	1,020.04	4.94	0.98%
Liquid Assets Fund I Shares	1,000.00	1,020.79	4.18	0.83%
Municipal Assets Fund S Shares	1,000.00	1,020.44	4.53	0.90%
Municipal Assets Fund T Shares	1,000.00	1,020.69	4.28	0.85%
Municipal Assets Fund I Shares	1,000.00	1,020.99	3.98	0.79%
Fixed Income Funds:
Limited Term Bond Fund	1,000.00	1,020.49	4.48	0.89%
Bond Fund	1,000.00	1,020.04	4.94	0.98%
Municipal Bond Fund	1,000.00	1,020.00	4.99	0.99%
Balanced Fund	1,000.00	1,018.20	6.79	1.35%
Equity Funds:
Equity Fund S Shares	1,000.00	1,017.45	7.54	1.50%
Equity Fund T Shares	1,000.00	1,018.70	6.29	1.25%
Growth Fund	1,000.00	1,017.25	7.75	1.54%

*	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

VINTAGE MUTUAL FUNDS, INC.
Additional Information (Unaudited) (Continued)
March 31, 2005
2. Proxy Voting Policies and Procedures, Proxy Voting Record and Schedule of Portfolio Holdings
A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities, a record of how the Funds voted the proxies related to the Funds’ portfolio securities, as well as a complete schedule of portfolio holdings for the first and third quarters (Form N-Q) are available free of charge.
The proxy voting policy, the current proxy voting record (form N-PX) and the current portfolio holdings (Form N-Q) are available upon request:

✓	By calling the Funds toll free at 1-800-798-1819,

✓	At www.sec.gov, or by phone at 1-800-SEC-0330, or

✓	By mail at Public Reference Section, SEC, Washington, D.C. 20549 (duplicating fee required).

✓	The proxy voting record is also available on the Funds’ website at http://www.vintagefunds.com.
3. Basis for Approval of Continuation of the Investment Advisory Agreement
The following factors were reviewed by the Board at its February 2005 meeting, and considered in evaluating the continuation of the advisory agreement:

✓	A comparison of the advisory fees to fees charged other clients of the adviser and to fees charged other investment companies by their advisers;

✓	The relationship of these fees to other services provided by the investment adviser and the fees charged for those services, as well as any fund-related expenses borne by the adviser;

✓	Total expense ratios compared to expense ratios of other similar funds;

✓	Economies of scale that should lead to smaller advisory fees as the funds grow;

✓	Profits of the adviser from the funds relative to other profits from other advisers and on other clients;

✓	The quality of the investment advice in terms of (1) its investment objectives, (2) relevant market indices and similar funds, and (3) the quality of the investment personnel; and

✓	The extent of “soft-dollar” benefits to the adviser, and whether they provide value to the Funds. No soft-dollar fees were paid by the Fund this year.
The Board reviewed various documents and discussed the relevant factors before voting to continue the investment advisory agreement.

Table of Contents

Performance Reports and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Directors and Officers

Additional Information

Service Providers

INVESTMENT ADVISER and ADMINISTRATOR
Investors Management Group
1415 28th Street, Suite 200
West Des Moines, Iowa 50266-1461
DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219
LEGAL COUNSEL
Cline, Williams, Wright, Johnson, & Oldfather, L.L.P.
1900 U.S. Bank Building
Lincoln, Nebraska 68508
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1010 Grand Boulevard, Suite 400
Kansas City, MO 64106-2232

ANNUAL
REPORT
TO
SHAREHOLDERS
MARCH 31, 2005

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT’S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) THE CODE OF ETHICS WAS NOT AMENDED DURING THE REPORTING PERIOD.
(D) THERE WAS NO WAIVER GRANTED UNDER THE CODE OF ETHICS DURING THE REPORTING PERIOD.
(E) NOT APPLICABLE.
(F)(1) NOT APPLICABLE.
(F)(2) NOT APPLICABLE.
(F)(3) TO REQUEST A FREE COPY OF THE VINTAGE MUTUAL FUNDS, INC. CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2) Debra Johnson Jones is the independent director named as the audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below. These numbers include professional services for the preparation of the Registrant’s tax returns.

March 31, 2004 $135,000
March 31, 2005 $144,250

(B)NOT APPLICABLE.
(C)SEE ITEM 4(A)
(D)NOT APPLICABLE.
(E)NOT APPLICABLE.
(F)NOT APPLICABLE.
(G) INTERNAL AUDIT OF TRANSFER AGENCY FOR INVESTMENT ADVISER

MARCH 31, 2004 $15,000
MARCH 31, 2005 $15,750

(H)THE AUDIT COMMITTEE REVIEWED THE PAYMENTS MADE FOR THE TRANSFER AGENCY AUDIT, AND AFTER CONSIDERATION OF THE CIRCUMSTANCES AGREED THAT SUCH SERVICES ARE COMPATIBLE WITH THE INDEPENDENCE OF THE PRINCIPAL ACCOUNTANT.

ITEM 5. NOT APPLICABLE.
ITEM 6. NOT APPLICABLE.
ITEM 7. NOT APPLICABLE.
ITEM 8. NOT APPLICABLE.
ITEM 9. NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT’S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF MAY 26, 2005, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT’S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR EVALUATION, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

ITEM 11. EXHIBITS.

(A)	A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER ARE ATTACHED AS EXHIBITS.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VINTAGE MUTUAL FUNDS, INC.

By /s/

Jeff Lorenzen, President

Date: May 26, 2005

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

/s/	President and Principal Executive,
Jeff Lorenzen, May 26, 2005

/s/	Treasurer and Principal Financial and Accounting Officer,
Amy M. Mitchell,

May 26, 2005